                                                                 EXHIBIT 10.13.2



                                     LEASE
                                     -----


                          INTERFACE PROPERTIES, INC.

                                   LANDLORD

                                      AND

                        SILVER DINER DEVELOPMENT, INC.

                                    TENANT



                                August 11, 1999

                                 TABLE OF EXHIBITS
                                 -----------------


Exhibit A            Site Plan

Exhibit A-1 and A-2  Description of the Shopping Center

Exhibit B            Construction Responsibilities

Exhibit B-1          Landlord's Plans and Specifications

Exhibit B-2          Tenant's Prototype Plans

Exhibit C            Form of First Amendment to Lease

Exhibit D            Form of Subordination and Non-Disturbance Agreement

Exhibit D-1          Form Recognition, Non-Disturbance and Attornment Agreement

Exhibit E            Permitted Exceptions

Exhibit F            Form of Letter of Credit

                            BASIC LEASE INFORMATION
                            -----------------------


LANDLORD:              INTERFACE PROPERTIES, INC.

LANDLORD'S ADDRESS
FOR NOTICES:           1200 N. Federal Highway
                       Suite 200
                       Boca Raton, Florida 33432
                       Attention:  Kenneth J. Goodman

                       With a copy to:

                       Mays & Valentine, L.L.P.
                       1111 E. Main Street
                       Richmond, Virginia 23219
                       Attention: Pamela S. Belleman, Esquire

TENANT:                SILVER DINER DEVELOPMENT, INC.

TENANT'S ADDRESS
FOR NOTICES:           Silver Diner
                       c/o SILVER DINER DEVELOPMENT, INC.
                       Corporate Office (Rear Entrance)
                       11806 Rockville Pike
                       Rockville, Maryland 20852
                       Attn: Mr. Robert T. Giaimo
                       Telecopy No. (301) 770-4521

 and a copy to:        SILVER DINER DEVELOPMENT, INC.
                       Corporate Office (Rear Entrance)
                       11806 Rockville Pike
                       Rockville, Maryland 20852
                       Attn: Controller
                       Telecopy No. (301) 770-4521

SHOPPING CENTER:       COLUMBUS VILLAGE EAST
                       at the intersection of Virginia Beach Blvd and Beasley Street and Silverbrook Road
                       Virginia Beach, Virginia

BUILDING:              The building to be located at the Shopping Center Pad
                       Site at the
                       corner of Silverbrook Road and Virginia Beach Blvd
                       (the "Building").

LAND:                  The land under Tenant's the Building.

PREMISES:              The Building and the Land.

DELIVERY DATE:         October 15, 1999

EXPIRATION DATE:       The last day of the calendar month in which the twentieth
                       anniversary of the Rent Commencement Date occurs.

INITIAL TERM:          Twenty Years.

RENEWAL TERM:          Four (4) Five (5) Year Options

BASE LAND RENT:        The base rental for each Lease Year (a "Lease Year" being
                       defined as each consecutive 12-month period beginning on the first day of the calendar month next following the month in which the Rent Commencement Date occurs) during the Term (hereinafter referred to as the "Base Land
                       Rent"), shall be as follows:

            Lease
    Years         Annual Base Land Rent
    -----         ---------------------
     1-5               $100,000.00
Prior Base Land Rent plus the CPI Increase over the prior 5 Lease Years not to exceed 10%.

11-15 Prior Base Land Rent plus the CPI Increase over the prior 5 Lease Years not to exceed 10%.

16-20 Prior Base Land Rent plus the CPI Increase over the prior 5 Lease Years not to exceed 10%.

21-25 Prior Base Land Rent plus the CPI Increase over the prior 5 Lease Years not to exceed 10%.

26-30 Prior Base Land Rent plus the CPI Increase over the prior 5 Lease Years not to exceed 10%.

31-35 Prior Base Land Rent plus the CPI Increase over the prior 5 Lease Years not to exceed 10%.

36-40 Prior Base Land Rent plus the CPI Increase over the prior 5 Lease Years not to exceed 10%.

The CPI Increase shall be calculated as follows:

     (1) As promptly as practicable after the end of the fifth (5th),  tenth
(10th), and at the end of each successive five year period thereafter, Landlord shall compute the increase, if any, in the cost of living over the preceding period based upon the Consumer Price Index for All Urban Consumers (CPI-U), Washington-DC-MD-VA (1982-1984=100) (hereinafter called the "Index"), published by the Bureau of Labor Statistics of the United States Department of Labor or any successor or comparable successor Index. If the Index is not published for any given month, then the Index for the most recent month prior to such month shall be used.

     (2) The Index number for the month of the Rent Commencement Date shall be the base Index number for the first rent adjustment (e.g. adjustment for sixth
(6th) Lease Year), and the corresponding Index number for the month in which the sixth (6th) Lease year commences shall be called the "current Index number".
For each successive adjustment period the base Index number and the current Index numbers shall be the Index number for the same month occurring five years after the last adjustment. .

     (3) The current Index number shall be divided by the base Index number. From the quotient thereof, there shall be subtracted the integer 1, and any resulting positive number shall be deemed to be the CPI Increase.

     (4) If the CPI Increase is not determined prior to the first day of the Lease Year, Tenant shall continue paying the previous Lease Year's Base Land Rent until the CPI Increase for the Lease Year is determined by Landlord. In such event, on the first day of the Adjustment Month (defined hereinbelow) for the Lease Year Tenant shall pay in a lump sum an amount equal to one-twelfth (1/12th) of the difference between the Base Land Rent for the Lease Year and the Base Land Rent for the previous Lease Year multiplied by the number of months from the first month of the Lease Year to the Adjustment Month, and shall thereafter pay the Base Land Rent for the current Lease Year on a monthly basis. For purposes of this Section, the "Adjustment Month" shall mean the first full calendar month next following a thirty (30)-day notice by Landlord of
the CPI Increase for the Lease Year.   Landlord shall notify Tenant of the CPI
Increase and the new Base Land Rent no later than ninety (90) days after each CPI Increase Date. If Landlord fails to notify Tenant of the CPI Increase Amount within ninety (90) days after an applicable CPI Increase Date, such fact shall be deemed a waiver by Landlord of its right to the CPI Increase Amount for such Lease Year.

BUILDING RENT: In addition to the Base Land Rent above, Tenant shall pay to
               Landlord Building Rent during the Initial Term and all Renewal Terms in an amount equal to $96,000.00 per annum (based on 12% of the $800,000.00 being paid by Landlord for the construction of Tenant's Building)./1/

PERCENTAGE RENT:       See Section 3(d).

PERCENTAGE RENT
COMMENCEMENT YEAR:     The second (2nd) Lease Year.

PERCENTAGE RENT
MULTIPLIER:            Six percent (6%).

TENANT'S PRO RATA
SHARE: A fraction, the numerator of which shall be the gross leasable area of the Premises and the denominator of which shall be the gross leasable area of the Shopping Center; provided, however, if any tenant pays taxes pursuant to a separate tax assessment of its premises, maintains its own parcel or insures its own building, the amount of such taxes, maintenance charges or insurance shall be excluded from the calculation of Tenant's Pro Rata Share of Taxes or Common Area Expenses and such tenant's premises shall be deducted in computing the square feet of gross leasable area in the Shopping Center for purposes of computing Tenant's Pro Rata Share of such item. The initial estimate is 7.9%.

ESTIMATED INITIAL
MONTHLY COMMON
AREA CHARGE:   $1.00 per square foot

ESTIMATED INITIAL
MONTHLY REAL ESTATE
TAX CHARGE:    $1.50 per square foot

PERMITTED
USE: Restaurant, including without limitation, the right to serve alcoholic beverages, subject to governmental approval, and as incidental thereto the right to sell Tenant's trademark apparel items.

--------------
/1/ Thus, the total annual Base Land Rent and Building Rent to be paid to Landlord during the first five years shall be $196,000.00.

LEASE INTEREST RATE:   An annual rate of interest equal to the lesser of (i) the
                       maximum rate of interest permitted in the State of Virginia or (ii) at the prime rate from time to time published in the Wall Street Journal (or, if the Wall
                       Street Journal is no longer being published, then another similar financial publication) plus two percent (2%).
                       Interest shall be calculated on the basis of a 365-day year, actual days elapsed, from the date any cost or expense is incurred until the amount owing is fully paid.

BROKERS:               Divaris Real Estate and KLNB, Inc.

SECURITY DEPOSIT:      A letter of credit in the amount of $500,00.00.  See
                       Section 33.

SITE PLAN:             Site Plan attached as Exhibit A and by this reference
                       made a part hereof.

The foregoing Basic Lease Information is hereby incorporated and made a part of the Lease. Each reference in the Lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth. References in this document to the "Lease" shall mean the Basic Lease Information, the body of the Lease, and any Exhibits, Addenda, or Riders thereto. The provisions of the body of Lease shall be read to implement the Basic Lease Information.

                                LEASE
                                -----

  THIS LEASE is made and entered into as of the date set forth on the cover page hereof (the "Effective Date") by Landlord and Tenant. The obligations of Landlord are expressly contingent upon Landlord closing on the purchase of the portion of the Shopping Center described in Exhibit A-1, attached hereto and by this reference made a part hereof. In the event Landlord fails to close on such portion of the Shopping Center on or before October 30, 1999, Landlord or Tenant shall have the right to terminate this Lease.

  1.  Premises.  Landlord hereby leases the Premises to Tenant, and Tenant
      --------
hereby leases the Premises from Landlord, for the term and upon the conditions hereinafter provided. Landlord shall perform Landlord's Work as described in Exhibit B attached hereto and made a part hereof. It is understood and agreed that Landlord will not make, and is under no obligation to make, any structural or other alterations, decorations, additions or improvements in or to the Premises except as set forth in Exhibit B. Tenant shall perform or cause to be performed Tenant's work as described in Exhibit B, attached hereto and by this reference made a part hereof.

  2.  Term; Renewal Options.
      ---------------------

      (a) Lease Commencement Date. The Initial Term shall commence on the Lease
          -----------------------
Commencement Date (as defined in Section 3(f) of Exhibit B) and expire at midnight on the Lease Expiration Date unless extended or earlier terminated pursuant to the provisions contained herein.

      (b) Rent Commencement Date. The Rent Commencement Date is defined in
          ----------------------
Section 4(a) of Exhibit B.

      (c) First Amendment. Within thirty (30) days after the Rent Commencement
          ---------------
Date, Landlord and Tenant shall execute a First Amendment to Lease (substantially in the form of Exhibit C attached hereto) setting forth the Lease Commencement Date, the Rent Commencement Date, and the Lease Expiration Date.

      (d) Renewal Terms. The Initial Term and any exercise Renewal Term shall be
          -------------
defined as the "Term". In the event Tenant is not in default hereunder after the expiration of any applicable cure periods, Tenant shall have the right, at its option, to extend the Initial Term of this Lease for the number of consecutive Renewal Terms set forth in the Basic Lease Provisions ("Renewal Terms") on all of the same terms and conditions herein set forth, except that the Base Land Rent payable by Tenant during any Renewal Terms shall be asset forth in the Base Lease Information. Tenant may exercise each such Renewal Term by giving Landlord notice in writing at least eight (8) months prior to the then scheduled expiration of the Initial Term or then current Renewal Term. However, if Tenant fails to give such notice at least six (6) months prior to the then scheduled expiration of the Term, Tenant shall not be deemed to have waived the right to exercise such Renewal Term until Landlord gives Tenant written notice of Tenant's failure to exercise such Renewal Period and affords Tenant a period of thirty (30) days after receipt of such notice to exercise such Renewal Term.

      (e) Effective Date. Subject to the terms of this Lease, on the Effective
          --------------
Date (as defined in the first grammatical paragraph of this Lease), all rights and obligations of the parties under this Lease shall commence.

  3.  Base Rent; Additional Rent; Percentage Rent.
      -------------------------------------------

      (a) Base Rent. (1) "Base Rent" is the amount set forth in the Basic Lease
          ---------
Information as adjusted from time to time pursuant to the terms of this Lease. "Additional Rent" is any and all Percentage Rent (as defined in Section 3(d)(1)), and any and all other payments or charges payable by Tenant hereunder, other than Base Rent, whether due and payable immediately or in monthly installments. Throughout the Lease, Base Land Rent and Additional Rent are sometimes collectively referred to as the "Rent."

          (2) From and after the Rent Commencement Date, Base Land Rent and Additional Rent (where applicable pursuant to the terms of the Lease) shall be due and payable, in advance, in equal monthly installments. If the Rent Commencement Date is on a date other than on the first day of a month, Rent for the month during which the Rent Commencement Date falls shall be prorated on a daily basis based upon a thirty (30)-day month and shall be paid at the same time and together with the first full month's installment of Rent. All payments of Base Land Rent shall be due on the first day of each and every calendar month during the Term. All payments of Additional Rent (other than Percentage Rent) shall be due on the first day of each and every calendar month during the Term (except as expressly required herein). All payments of Rent shall be made to Landlord at Landlord's Address for Notices as set forth in the Basic Lease Information, or to such other party or at such other office as Landlord may designate from time to time by written notice to Tenant. All payments of Rent shall be made without demand, notice or invoice and without deduction, set-off or counterclaim (except as set forth elsewhere in this Lease). If Landlord shall at any time or times accept Rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasion.

          (3) The Common Area Charge and Real Estate Taxes for the first and last calendar years of the Term shall be prorated based on the number of months of each such year occurring after the Rent Commencement Date and during the Term. If the Rent Commencement Date shall be a day other than the first day of a calendar month, payment for the first month shall be made on a pro rata basis and if the Term of this Lease shall end on a day other than the last day of a calendar month, payment for the last month shall likewise be made on a pro rata basis

      (b) Intentionally Deleted.

      (c) Payment of Rent. Tenant shall pay any installment of Base Land Rent
          ---------------
and any Additional Rent (whether such Additional Rent is being paid on an installment or other basis) by check made payable to Landlord and postmarked on or before the due date.

      (d) Percentage Rent.
          ---------------

          (1) In addition to Base Land Rent and any other Additional Rent payable hereunder, Tenant shall pay as percentage rent ("Percentage Rent"), beginning with the Percentage Rent Commencement Date Tenant shall pay to Landlord as Additional Rent for each Lease Year, an amount equal to the product of (a) the Percentage Rent Multiplier set forth in the Basic Lease Information multiplied by (b) Tenant's gross receipts in excess of the Annual Breakpoint, hereinafter as defined. The initial Annual Breakpoint is $3,000,000.00 and shall be increased by the same percentage increase in the Base Land Rent whenever the annual Base Land Rent increases.

          (2) Statements and payments in respect of Percentage Rent shall be made by Tenant as follows:

              (i) Within thirty (30) days after the four (4) week accounting period of each Lease Year during the Term, beginning with the first accounting period commencing on or after the Rent Commencement Date, Tenant shall submit to Landlord (i) an accurate written statement, certified as true, complete and correct by an officer of Tenant, setting forth the amount of gross receipts for such accounting period and the total amount of gross receipts for the Lease Year through such accounting period. Percentage Rent shall be due and payable on or before thirty (30) days after the close of the first month Tenant's gross receipts exceed the Annual Breakpoint at which Tenant is required to pay Percentage Rent for such Lease Year.

              (ii) Within ninety (90) days after the end of each Lease Year during the Term, beginning after the first Lease Year, Tenant shall submit to Landlord a written statement (the "Annual Statement"), certified by an officer of Tenant as true and correct and in accordance with Tenant's books and records, showing in reasonable detail the full amount of the gross receipts during the immediately preceding Lease Year and the Percentage Rent payable and paid for such Lease Year, if any. If the Percentage Rent for such Lease Year shall exceed the Percentage Rent theretofore paid in respect of such Lease Year, the balance due shall be paid by Tenant together with the Annual Statement. Any overpayment of Percentage Rent disclosed by the Annual Statement shall be applied as a credit to the next payment of Base Rent. Each Annual Statement shall include and reflect data necessary for an accurate computation of the Percentage Rent due under this Lease for the period covered by such Annual Statement.

              (iii) Throughout the Term, Tenant shall maintain and keep, or cause to be maintained and kept, at its general offices a full and accurate record and account of all sales of food, beverages, merchandise and services and all sums of money paid or payable for or on account of or arising out of the business transactions conducted at or from the Premises by or for the account of Tenant. Tenant shall maintain its books and records in accordance with generally accepted accounting principles. Tenant shall be allowed to maintain its books and records in a computerized form; provided, however, that (a) such computerized books and records provide the same level of information as the books and records described above, are retained for the full record retention period provided for herein, and are made accessible for Landlord's inspection on request, and (b) promptly upon request, printed copies of any such books and records are made available to Landlord's representatives who are engaged in inspecting and/or auditing Tenant's books and records as provided herein. Tenant shall keep and preserve, or cause to be kept and preserved, the records applicable to any 12-month period for not less than thirty-six (36) months after the Annual Statement in respect of such 12-month period is delivered to Landlord. Tenant agrees that Landlord may, on one occasion during each Lease Year, audit Tenant's records of sales made in the Premises relating to the calculation of gross receipts at the office of Tenant (which shall be located within the Washington, D.C. metropolitan area) upon at least fourteen (14) days advance written notice and during normal business hours, provided that, with respect to any particular Annual Statement, such audit is made within twenty-four (24) months after the Annual Statement is delivered to Landlord and is limited to the period covered by such Annual Statement. Any claim made by Landlord for revision of any Annual Statement or for additional Percentage Rent, which claim is not made to Tenant within twenty-four (24) months after the date when the Annual Statement is delivered to Landlord, shall be and hereby is waived by Landlord. If it is ultimately determined that there was an error in any of Tenant's statements prejudicial to Landlord's receipt of Percentage Rent, Tenant shall pay any differential, plus interest at the Lease Interest Rate from the time such Percentage Rent was to have been paid until actually paid, on demand as Additional Rent and if such difference is in an amount equal to more than five percent (5%) of the amount of Percentage Rent reported by the Annual Statement for the period covered by the Annual Statement, the reasonable expenses of Landlord's audit (excluding travel and lodging) shall be paid on demand as Additional Rent by Tenant. Any such audit must be performed either by Landlord's own employees or by independent contractors who are being paid on a fixed (as opposed to contingent fee basis). Otherwise, the expenses of Landlord's audit shall be paid by Landlord. In the event of any disagreement in regard to any claimed revisions, the parties shall submit the disagreement to a certified public accountant chosen mutually whose judgment shall be binding, with the costs of this procedure to be borne equally by the parties.

          (3) For purposes of this Lease, the term "gross receipts" shall mean all amounts charged by Tenant and by all licensees, concessionaires and sublessees of Tenant, arising from all business conducted upon or from the Premises, whether such business be conducted by Tenant or by any licensee, concessionaire or sublessee of Tenant, whether such sales shall be credit or cash sales or otherwise and shall include, but not be limited to, the amounts received from the sale of goods, wares, merchandise and services at or on the Premises. Landlord acknowledges that Tenant's organizational structure is such that there may be inventory transfers between Tenant and any Affiliate of Tenant. For purposes of this Lease, an "inventory transfer" is a transfer of inventory to an Affiliate made solely for the convenience of Tenant's business and not for the purpose of consummating a sale which has been made at, in or from the Premises. For purposes of this Lease, an "Affiliate" of any entity is any other entity that controls, is controlled by or is under common control with the first entity or any successor of the first entity. Any and all inventory transfers between Tenant and any Affiliate of Tenant shall be excluded from the term "gross receipts." Each sale upon credit shall be treated as a sale for the full price at the time such sale shall be made, irrespective of the time when Tenant or its licensee, concessionaire or sublessee shall receive complete or partial payment from its customer. The following shall be deducted or excluded from "Gross receipts" as applicable: (i) sales of merchandise or food for which cash has been refunded or allowances made on merchandise or food claimed to be defective or unsatisfactory; (ii) discounts on the stated sales price which are not actually charged to the customer or employee; (iii) any and all sums collected and are actually paid out for any sales or excise tax, rent tax or gross receipts tax by whatever name called, imposed by any federal, state, municipal or other governmental authority based upon all sales included within the definition of gross receipts as required by law, whether now or hereafter in force, to be paid by Tenant or collected from its customers, (iv) issuance of gift certificates for consideration which shall be deemed gross receipts at the time and location of redemption; (v) receipts for the sale of fixtures, equipment or property that are not stock in trade, or from any sale not in the ordinary course of business; (vi) any tips collected by employees; (vii) any amounts deposited in pay phones, the jukebox system (including selector boxes at tables), vending machines, and charitable collection boxes.; (viii) cigar, cigarette, tobacco, candy and gum sales not to exceed one percent (1%); (ix) the value of any complimentary or promotional food dispensed from the Premises for no charge; and (x) the amount of any unpaid ticket.

      (e) Late Payment. If Tenant fails to pay in the time and manner provided
          ------------
in Section 3(c) any Rent due hereunder, and such failure to pay continues for seven (7) days after Tenant receives notice from Landlord thereof, then such Rent shall bear interest at a rate per annum equal to the Lease Interest Rate from the date such Rent became due to the date of the payment thereof by Tenant. In addition, if Tenant fails to pay any Rent due hereunder after receipt of notice and the expiration of any applicable cure period with respect thereto, then Landlord shall be entitled to collect a late payment charge in the amount of Two Hundred Dollars ($200.00) ("Late Payment Charge"). Any written notice to Tenant of a failure to pay Rent timely shall state the amount of Rent and the per diem interest due. No payment by Tenant of any interest or Late Payment Charge shall relieve Tenant from the obligation to make any other payments due under this Section 3 or any other provision of the Lease. Such interest and Late Payment Charge shall constitute Additional Rent due and payable with the next monthly installment of Rent following Tenant's receipt of written notice thereof from

Landlord

  4.   Common Area Charge; Real Estate Taxes.
       -------------------------------------

      (a) Common Areas Charge. Commencing on the Rent Commencement Date and
          -------------------
ending on the last day of the Term, Tenant shall pay Landlord, as Additional Rent, an annual charge representing its contribution to the costs of the maintenance and operation of the Common Areas. Tenant shall pay Tenant's Pro Rata Share of Common Area Expenses to Landlord in the form of the Monthly Common Area Charge. The Monthly Common Area Charge is the initial estimated charge payable by Tenant to Landlord for Common Area Maintenance Costs, which may be adjusted by Landlord as provided for herein. However, the Common Area Charge payable by Tenant for the first year shall not exceed $1.00 per square foot and thereafter the annual Common Area Charge payable by Tenant shall never exceed an amount equal to 107% of the Capped Common Area Charge paid by Tenant for the prior year (defined as the Common Area Charge exclusive of the Excluded Expenses) . As used herein, Excluded Expenses mean insurance, and costs incurred to third parties for utilities and snow removal and Tenant shall pay Tenant's Pro Rata Share of such Excluded Expenses without limitation. Landlord shall give Tenant its estimate of the Common Areas Charge for each subsequent calendar year and Tenant's estimated pro-rata share thereof at least thirty (30) days prior to the commencement of each subsequent calendar year which estimate shall not exceed seven percent (7%) of the prior year's actual Common Area Charge. Tenant shall pay the estimated amount in equal monthly installments over the calendar year. Within ninety (90) days after the expiration of each calendar year, Landlord shall provide to Tenant a detailed statement showing the total Common Areas Charges for the Shopping Center actually incurred by Landlord for the prior calendar year (or partial calendar year, if applicable) and the resulting Common Areas Charge, and such statement shall be binding upon Landlord and Tenant, subject to Tenant's right to audit the same pursuant to Paragraph (d) of this Section 4. If the total amount paid by Tenant is different than the actual amount owed, there shall be an appropriate adjustment, with payment being made by the applicable party to the other within fifteen (15) days after the rendering of the statement. Landlord may provide any refund in the form of a credit against the next installment of Common Area Charge due from Tenant to Landlord hereunder, or by refund if there is insufficient time remaining in the Term to apply such credit. Landlord's failure to provide the statement called for above in this Section shall not release or relieve Tenant of Tenant's obligations under this Section or elsewhere in this Lease; provided, however, if Landlord fails to deliver such statement to Tenant on or before the date which such annual statement must be delivered, Tenant may send a written notice requesting said statement to Landlord and if Landlord fails to send the applicable statement to Tenant within thirty (30) days after receipt of such written request therefor from Tenant, then Tenant may elect to suspend the monthly payment of Common Area Charge until Landlord delivers the statement to Tenant; it being understood, acknowledged and agreed, however, that once Tenant receives such statement, Tenant shall pay all such suspended amounts to Landlord and shall thereupon and thereafter pay monthly installments of Common Area Charges as and when due pursuant to this Section.

      (b) Common Areas Expenses. As used herein, the term "Common Areas
          ---------------------

Expenses" shall mean the reasonable costs and expenses actually incurred by Landlord for the following: (i) painting, restriping, repaving (subject to the limitations on capital expenditures set forth below), cleaning, sweeping, removing of snow and ice, and lighting parking areas, driveways, accesses, entranceways, sidewalks, and walkways; (ii) maintaining and replacing the landscaping; (iii) maintenance, repair, and replacement (subject to the limitations on capital expenditures set forth below) of signs advertising and identifying only the Shopping Center, parking area directional and safety signs, tenant directory signs, lights, lighting standards, security systems, parking bumpers, drainage facilities, and all utility systems and cost of all utilities serving the Common Area, including, without limitation stormwater fees; (iv) public utility costs for services to the Common Areas, including, without limitation, stormwater fees; (v) premiums on all public liability insurance for the Common Areas; (vi) expenses for security services and parking attendants;
(vii) seasonal decorations; and (viii) a management, administrative and overhead fee of ten percent (10%) of Tenant's Pro Rate Share of the other Common Area Expenses exclusive of insurance expenses (the "Administration Fee"). Notwithstanding the foregoing, the following shall not be included in the Common Areas Expenses: (1) maintenance performed, on separately assessed and/or maintained outparcels or other adjacent tracts reserved for the exclusive use of a tenant in the Shopping Center; (2) any dues or charges for a merchants' or other association of the tenants in the Shopping Center; (3) maintenance, repairs or replacements to the Common Areas or the Shopping Center necessitated by the negligent or willful misconduct of Landlord or made to correct any construction, defect or condition, to any interior mall space, or to any buildings (including exterior walls thereof) or utility systems not part of the Common Areas unless due to the negligence or willful misconduct of Tenant or its agents, contractors or employees; (4) repairs or replacements necessitated by any governmental entity or by the negligence or the willful misconduct of Landlord (including failure to construct any portion of the Shopping Center in accordance with plans or specifications therefor) or any other tenant or made to correct any initial construction defect or condition in existence prior to the Commencement Date of this Lease or to correct damage caused by subsidence or adverse or substandard soil conditions; (5) amounts paid to entities related to Landlord in excess of the competitive cost of such services in the metropolitan area where the Shopping Center is located; (6) amounts reimbursable from insurance proceeds, under warranty or by Tenant, any other tenant in the Shopping Center or any other third party other than pursuant to a common areas expenses provision similar to the Common Areas Expenses provision contained herein; (7) the amount of any deductible under Landlord's liability policy; (8) capital improvements and/or replacements to upgrade existing facilities, but capital costs incurred after the first ten (10) years of the Lease for replacement of the curbs, sidewalks, drainage, lighting and similar systems and repaving of parking areas and access drives may be amortized over a period equal to the useful life of such improvement, determined in accordance with generally accepted accounting principles, and the amortized cost allocated to each calendar year during the Term, may be treated as a Common Areas Expense; (9) reserves for anticipated future expenses; (10) interest, late charges or penalties incurred as a result of Landlord's failure to pay bills in a timely manner; (11) the costs of complying with all laws, rules, orders and regulations of governmental, quasi-governmental or judicial authorities with respect to Hazardous Materials, as hereinafter defined; (12) amounts incurred to repair roofs and/or roof decks, canopies and gutters of buildings within the Shopping Center (excluding the Building which is Tenant's obligation pursuant to Section
8); (13) the cost of
the original Site Improvements, as hereinafter defined, to the Shopping Center,
(14) debt service on indebtedness of Landlord, and/or the expense of rental payments made by Landlord pursuant to any grant or lease covering any or all of the Shopping Center, (15) Landlord's cost of any utility or other services, if any, separately sold by Landlord to Tenant and/or other occupants in the Shopping Center, (16) costs incurred by Landlord for alterations, if any, for other tenants, (17) depreciation of the Shopping Center buildings and major components, (18) the cost of any maintenance or services with respect to tracts which are excluded from the computation of Tenant's Pro Rata Share, (19) costs which Landlord is entitled to recoup from other persons such as insurance companies and pursuant to warranties; (20) real estate broker's commissions;
(21) the costs of complying with all laws, rules, orders and regulations of all governmental, quasi-governmental or judicial authorities concerning any improvements or alterations to the Shopping Center; (22) the costs of Landlord's management office, except for the Administration Fee provided for above, Landlord's management, administrative and overhead costs, except for the Administrative Fee provided for above, or (23) other maintenance expenses not considered normal and customary under generally accepted accounting principles or shopping center industry standards. Common Area Expenses shall be at competitive rates in the area where the Premises are located. Landlord warrants that none of the expenses included in determining Tenant's Pro Rata Share of Common Area Expenses shall be included in any other charge payable under this Lease.

      (c) Tenant shall have the right to audit the Common Areas Expenses for any calendar year at any time within one year after the date on which Tenant receives the statement of Common Areas Expenses. Such audit must be performed either by Tenant's own employees or by independent contractors who are being paid on a fixed (as opposed to contingent) fee basis. The cost of any such audit shall be paid by Tenant, except that, if it is ultimately determined that the Common Areas Charge for any calendar year was overstated by more than five percent (5%), then the cost of the audit shall be paid by Landlord (excluding the costs of travel and lodging). Landlord shall pay to Tenant any overpayment of Common Areas Charge for the calendar year in question within 30 days after the amount of the overpayment has ultimately been established by the audit. If Tenant fails to exercise its right of audit within the one year period, the amount of the Common Areas Charge for the calendar year shall be conclusively established as the amount set forth in the statement of Common Areas Expenses for such calendar year delivered by Landlord to Tenant pursuant to subsection
(b). If, however, Tenant timely exercises its right of audit, the amount of Common Areas Charge for such calendar year shall be conclusively established as the amount determined as a result of such audit unless, within six months after receipt of a report of the same from the auditors selected by Tenant, Landlord shall contest the amount thereof.

      (d) Real Estate Taxes. Commencing on the Rent Commencement Date and ending
          -----------------
on the last day of the Term, Tenant shall pay Landlord, as Additional Rent, an annual charge representing its contribution to the costs of the real estate taxes and assessments (extraordinary or special), betterments, water and sewer rents and other governmental impositions and charges presently imposed and any and all which may, during the Term, be levied, assessed or imposed with respect to the Shopping Center ("Real Estate Taxes"). Tenant shall pay Tenant's Pro Rata Share of

Real Estate Taxes to Landlord in the form of the Monthly Real Estate Tax Charge. The Monthly Real Estate Tax Charge is the initial estimated charge payable by Tenant to Landlord for Real Estate Taxes, which shall be adjusted as provided for below. Real Estate Charges shall not include income or franchise or gross profits taxes on Landlord or any other taxes imposed or measured by the income or rents received by Landlord. Landlord shall give Tenant its estimate of the Real Estate Charge for each subsequent tax fiscal year at least thirty (30) days prior to the commencement of each subsequent tax fiscal year. The actual real property tax for the prior tax fiscal year shall be used for the purpose of calculating the estimated Real Estate Tax Charge for each subsequent tax fiscal year. Following receipt of all tax bills and assessment bills attributable to any calendar or fiscal year during the Term hereof, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's Pro Rata Share of Real Estate Taxes for such year. If the total amount paid by Tenant is different than the actual amount owed, there shall be an appropriate adjustment, with payment being made by the applicable party to the other within fifteen (15) days after the rendering of the statement. Landlord may provide any refund in the form of a credit against the next installment of Real Estate Taxes due from Tenant to Landlord hereunder, or by refund if there is insufficient time remaining in the Term to apply such credit. Landlord's failure to provide the statement called for above in this paragraph shall not release or relieve Tenant of Tenant's obligations under this section or elsewhere in this Lease; provided, however, if Landlord fails to deliver such statement to Tenant on or before the date which such statement must be delivered, Tenant may send a written notice requesting said statement to Landlord and if Landlord fails to send the applicable statement to Tenant within thirty (30) days after receipt of such written request therefor from Tenant, then Tenant may elect to suspend the monthly payment of Real Estate Taxes until Landlord delivers the statement to Tenant; it being understood, acknowledged and agreed, however, that once Tenant receives such statement, Tenant shall pay all such suspended amounts to Landlord and shall thereupon and thereafter pay monthly installments of Real Estate Taxes as and when due.

      Notwithstanding anything to the contrary herein, with respect to betterments or other extraordinary or special assessments that may, at the option of the taxpayer, be paid in installments over a period longer than one
(1) year, then the same shall be deemed paid in installments over the maximum period permitted by the taxing authority and Tenant's obligation for any one (1) tax fiscal year to pay its share of such special assessments shall only apply to those installments which become actually due and payable (i.e., failing which payment the same would become delinquent), together with the interest charged thereon by the governmental authority, during that same tax fiscal year. Real Estate Taxes for any fraction of a tax year at the commencement or expiration of the Term shall be apportioned prorata between the parties.

      (e) Landlord to Pay Common Area Expenses and Real Estate Taxes. Landlord
          ----------------------------------------------------------
will pay all Common Areas Expenses and Real Estate Taxes timely. No interest or late payment charge resulting from the failure of Landlord to make a timely payment will be included in either Common Areas Expenses or Real Estate Taxes.

  5.  Common Areas.
      ------------

      (a) As used in this Lease, the term "Common Areas" means, without limitation, any driveways, parking areas, walkways, terraces, sidewalks, docks (unless for other tenants exclusive use), loading areas (unless for other tenants exclusive use), trash facilities and all other areas and facilities in the Shopping Center as shown on Exhibit A (unless for other tenants exclusive use) or which are subsequently provided and designated from time to time by Landlord for use by all tenants. Tenant shall have the nonexclusive right with other tenants of the Shopping Center and their respective employees, customers, invitees, licensees or other visitors to use the Common Areas. Tenant shall have no obligation or liability whatsoever in connection with the ownership, maintenance or management of the Common Areas. Landlord grants Tenant, its employees, invitees, licensees and other visitors a nonexclusive license for the Term to use the Common Areas in common with all others entitled to use the Common Areas including, without limitation, Landlord and other tenants of the Shopping Center, and their respective employees, customers, invitees, licensees and visitors, and other persons authorized by Landlord, subject to the terms and conditions of this Lease. Without advance notice to Tenant (except with respect to matters covered by clause (i) below) and without any liability to Tenant in any respect, Landlord will have the right to:

          (i) establish and enforce reasonable rules and regulations concerning the maintenance, management, use and operation of the Common Areas, provided that such rules and regulations shall not conflict with the express terms of this Lease, do not adversely affect the operation of Tenant's business, and apply to and are enforced equally against all other tenants of the Shopping Center;

          (ii) temporarily close off any portion of the Common Areas to whatever extent required in the reasonable opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the common areas, provided such closure does not materially deprive Tenant of the substantial benefit and enjoyment of the Premises;

          (iii) temporarily close any of the Common Areas for maintenance, alteration or improvement purposes;

          (iv) select, appoint or contract with any person for the purpose of operating and maintaining the Common Areas, subject to such terms and at such rates as Landlord deems reasonable and proper; and

          (v) the right at anytime, and from time to time, to make changes or revisions in the Shopping Center, as Landlord may deem reasonably necessary or desirable; provided, however, that no such alterations, changes, reductions, buildings or improvements shall (i) reduce the ratio of parking spaces to gross leasable area of buildings in the Shopping Center below five (5) spaces per 1,000 square feet of the total ground floor area, exclusive of basement space,
(ii) construct any improvements other than as shown on the Site Plan or reduce or rearrange the parking spaces within the area labeled "No Build Area" on Exhibit A ( the "No Build Area"),
(iii) materially change any driveways, entrances or access roads, unless required by law, and subject to Tenant's reasonable approval as to the substitution or relocation, (iv) unreasonably interfere with truck access to the loading dock of the Premises, (v) unreasonably interfere with customer access to the Premises or the parking areas within the No-Build Area, or (vi) in any way modify or alter the Premises.

      (b) Landlord will keep the Common Areas (i) in a clean and orderly condition and free of snow, ice and debris; (ii) in compliance with all laws, ordinances, rules and regulations of governmental authorities and all reasonable recommendations of Landlord's casualty insurer(s); and (iii) properly lighted, until at least one hour after the posted closing hour of Tenant's restaurant each night and, during the months when the sun rises after 6:00 a.m., from 6:00 a.m. until at least sunrise, and landscaped. Landlord will replace, repair, and/or repaint signs, landscaping, pavement and other improvements to the Common Areas as necessary in order to keep the Common Areas in first class, lawful condition in the Virginia Beach area. Landlord will not be in default under this Lease or be liable for any damages directly or indirectly resulting from, nor will the Rent be abated by reason of, (x) the installation, use, or interruption of use of any equipment in connection with the furnishing of any of such services, (y) failure to furnish, or delay in furnishing, any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Shopping Center, or (z) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Shopping Center. Landlord will use reasonable efforts to remedy diligently any interruption in the furnishing of such services.

      (c) Landlord and Tenant shall use reasonable efforts to require their respective employees or the other employees of other tenants in the Shopping Center (as to Landlord) to park in the rear of the Shopping Center.

  6.  Use of Premises.
      ---------------

      (a) Tenant shall use the Premises for the Permitted Use and shall initially open as a Silver Diner. Tenant will not use or occupy the Premises for any unlawful purpose.

      (b) Nothing in this Lease shall require Tenant to continuously operate a restaurant or any other particular type of business in the Premises. If after opening, Tenant ceases doing business for a continuous period in excess of ninety (90) days, Landlord shall thereafter have the right, until such time as Tenant reopens for business, to terminate this Lease by serving written notice of termination on Tenant, which termination shall become effective on the thirtieth (30th) day following Tenant's receipt of such termination notice. In the event of a termination hereunder, the parties hereto shall automatically be released from any and all liability of whatever kind for the terminated portion of the unexpired Term. Nothing herein shall be deemed to affect Tenant's obligation to pay Rent until the effective date of said termination by the Landlord or liability for occurrences prior to the date of such termination. Periods of closing of the Premises (a) caused by rebuilding, remodeling and/or repair; (b) due to casualty, or condemnation; (c) war, acts of God or other force majeure events; (d) consented to by Landlord; or
(e) occurring during that period of time commencing thirty (30) days after Tenant has a signed letter of intent to assign or sublet the Premises subject to terms of Section 7 hereof and continuing until an assignee or sublessee opens for business in the Premises; shall be exempted from the provisions of this Section and shall give the Landlord no right to terminate as set forth herein.

      (c) In regard to the use and occupancy of the Premises, Tenant shall, at its sole cost and expense, use reasonable efforts to (i) maintain, repair and make replacements to the Premises in a good clean, safe and orderly condition and (ii) comply with all laws, ordinances, rules, and regulations of governmental authorities and all reasonable recommendations of Tenant's casualty insurer(s) and other applicable insurance rating organizations now or hereafter in effect, relating specifically to Tenant's use of the Premises, exclusive of any obligations that are otherwise Landlord's obligation under the terms of this Lease. In the event Tenant fails to maintain, repair or make replacements as provided herein, Landlord shall have the right, but not the obligation, after giving Tenant thirty (30) days notice and opportunity to cure or opportunity to commence to cure so long as Tenant diligently pursues such cure if such failure is of the type that cannot be corrected within thirty (30) days (unless an emergency in which case no notice is required), to make such maintenance, repairs, or replacement and charge Tenant therefor plus Lease Interest Rate, as Additional Rent hereunder.

      Landlord agrees not to lease or sell to any diner or family restaurant that serves all day breakfast (e.g. Evans, I-Hop, Denny's) and agrees that there shall be no other restaurants with frontage on Virginia Beach Boulevard
         --------------------------------------------------------------
(excluding the Premises and Starbucks) in the Shopping Center (collectively the "Restrictive Covenant"). Landlord covenants and agrees with respect to said Restrictive Covenant to (i) give all subsequent tenants of the Shopping Center notice of the Restrictive Covenant by inserting such notice in such tenant's Leases; and (ii) not permit any building or other improvements located within the Shopping Center to be used or occupied in violation of the Restrictive Covenant. In connection therewith, Landlord agrees to take any and all actions necessary at Landlord's own cost and expense, including the institution of legal proceedings, to enforce Tenant's rights under such Restrictive Covenant. However, in no event shall this provision be construed to prohibit Noodle Kidoodle, Inc., Starbucks Corporation, GGM Virginia Beach, L.L.C. from handling and selling any of the items which such tenant customarily handles and sells. Landlord and Tenant further acknowledge and agree that in the event that the Restrictive Covenant is violated that Tenant's damages shall be extremely difficult to ascertain and Tenant shall not be entitled to an adequate remedy at law or in equity. Therefore, Landlord and Tenant agree that in the event that another tenant of the Shopping Center is conducting its business in the Shopping Center in violation of the Restrictive Covenant, and Landlord is unable to abate such violation within sixty (60) days following notice from Tenant of such violation, Tenant shall have the right to declare, in addition to any other remedies Tenant may have under this Lease, at law, or in equity, that the Base Land Rent payable under this Lease shall be immediately reduced by Fifty Percent (50%), as liquidated damages and not as a penalty, until such time as such violation is abated; provided, however Percentage Rent shall be computed as if Landlord had been paid the full amount of Base Rent.

      Tenant acknowledges and agrees that Noodle Kidoodle, Inc. has the exclusive right to sell children's toys, games and educational products in the Shopping Center.

  7.  Assignment or Subletting.
      ------------------------

      (a) Except as provided in Section 7(d) below, Tenant shall have no right to assign this Lease or sublet all or any portion of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, Landlord's consent shall not be withheld provided that Tenant is not in default beyond applicable notice and cure periods and that the assignee has a net worth of at least the greater of Tenant's net worth at the time of such assignment or $18,000,000, and assignee has in the past three (3) years operated a restaurant with gross receipts in excess of $2,000,000. Except for an assignment to Section 7(d), the Percentage Rent after assignment shall not be less than the average Percentage Rent paid during the preceding two (2) years.

      (b) Except as provided in Section 7(d) below, if Tenant desires to assign this Lease or sublet all or any portion of the Premises, Tenant shall give Landlord written notice of Tenant's desire to do so at least sixty (60) days prior to the effective date thereof. At such time, Tenant shall also submit to Landlord with the notice such financial statements and other information to show the then-current net worth and business experience of the assignee or sublessee. Landlord shall have ten (10) days from the receipt of Tenant's notice to notify Tenant whether it consents to the proposed assignment or sublease.

      (c) In the event of an assignment of this Lease, Tenant shall remain liable for the performance by the assignee-in-possession of Tenant's obligations hereunder, provided, however, that (i) in the event that Tenant's assignee or any subsequent assignee shall have a net worth equal to the greater of Tenant's net worth at the date of the assignment or Eighteen Million Dollars ($18,000,000.00) (determined as of the end of the most recent fiscal year of such assignee immediately preceding such assignment, unless more current figures are available), and (ii) there has not been an Event of Default by the assignee for a period of two (2) years after the date of such assignment, then Tenant and all intervening successors in interest shall be released and discharged from any further liability under this Lease. If the foregoing condition to the release of Tenant is not satisfied at the date of assignment, Tenant shall remain liable for the performance of the obligations of Tenant hereunder until such time as the assignee has satisfied the above-referenced conditions.

      (d) Notwithstanding any provision to the contrary contained in this Lease, Tenant shall have the right without Landlord's consent to assign or transfer this Lease or sublease the Premises to any entity which is owned by or closely affiliated with the Tenant, to a franchisee or licensee of Tenant, to any subsidiary corporation of Tenant, to Tenant's parent corporation, or to any entity succeeding to substantially all of the assets of Tenant as a result of a consolidation, merger or sale (including an asset purchase agreement or stock sale), or to any entity which by any means acquires a majority of Tenant's other stores. For the purposes of this Article, an entity shall be deemed to be closely affiliated with Tenant if fifty percent (50%) or more of the financial rights or voting control in such entity are owned or controlled by the Tenant, any subsidiary of the Tenant, or by a majority of the stockholders of Tenant.

  8.  Repairs and Capital Improvements.  Tenant shall, throughout the Term, at
      --------------------------------
its sole cost and expense, keep and maintain the Premises and all fixtures and personalty located thereon or appurtenant thereto (including, without limitation, the Building roof, foundation, structure, the Building mechanical, electrical, HVAC, storefront, doors, plate glass and plumbing systems) in good order and condition and shall make all necessary repairs and replacements thereof and shall use all reasonable precaution to prevent waste, damage or injury thereto.

  9.  Site Plan Approval.  See Exhibit B, Section 1.
      ------------------

  10. Initial Site Work; Alterations; Signs; Landlord Cooperation.
      -----------------------------------------------------------

      (a) Initial Site Work.  Landlord shall perform the work set forth in
          -----------------
Exhibit B.

      (b) Tenant's Work. Promptly upon obtaining all required governmental
          -------------
licenses and approvals, Tenant shall cause the general contractor, as hereinafter defined, to commence and diligently prosecute to completion in a good and workmanlike manner the construction on the Land of a Silver Diner restaurant in accordance with the Tenant's Plans, as hereinafter defined, which have been approved by Landlord.

      (c) Alterations. During the Term, Tenant shall have the right, at its sole
          -----------
cost and expense, to make or cause to make any alterations, betterments or improvements in or to the Premises ("Alterations") without Landlord's consent, provided that such Alterations do not have a material adverse impact upon the value of the Building or the Premises and/or affect the structural integrity of the Building or the Premises, in which case Landlord's prior consent shall be required, which consent Landlord shall not unreasonably withhold. The term "Alterations" does not include any furniture, fixtures and equipment, any personal property, or any other similar items. Tenant will comply with, at its sole cost and expense, and make any Alterations to the Premises (including structural alterations and alterations to the Building and/or the Building systems) as may be necessary to effect compliance with all present and future laws, ordinances, regulations, and orders of any public authority having jurisdiction over the Premises. All Alterations to the Premises, made or installed in or about the Premises by either party shall be surrendered to Landlord with the Premises as a part thereof upon the expiration or earlier termination of the Term.

      (d)  Signs.  Tenant shall have the exclusive right to place and maintain
           -----
professionally manufactured signs and other advertising matter upon the interior and exterior of the

Premises, subject to applicable law. Tenant shall have the option to erect, at its sole cost and expense subject to the approval of the appropriate governmental agencies a pylon sign in the Common Areas in the area designated on the Site Plan of such height and dimensions as Tenant shall determine and bearing such legend or inscription as Tenant shall determine, subject to Landlord's approval, which approval Landlord shall not unreasonably withhold. Tenant shall, at its sole cost and expense, maintain, repair and replace such signs and other advertising matter in good condition and repair. Landlord agrees to cooperate with Tenant in Tenant's efforts to secure any necessary governmental approvals, permits or licenses for any such signs and other advertising matter, at no cost to Landlord.

      (e) Cooperation. (1) Within fifteen (15) days after receipt of a written
          -----------
request therefor from Landlord, Tenant shall execute, acknowledge and deliver (or join with Tenant in the execution, acknowledgment and delivery of), at Landlord's sole cost and expense, any and all (i) applications for licenses, permits, vault space or other authorizations of any kind or character required by any governmental authority in connection with the construction, alteration, repair or demolition of any buildings or improvements located on the Premises (excluding Tenant's building and signage permits, where Landlord will cooperate with Tenant to obtain at no cost to Landlord), (ii) grants or deeds of easements and/or rights of way for public utilities or similar public facilities, which are necessary for the orderly development of the Premises, and (iv) grants or deeds of dedication where such dedication is required by any governmental authority in connection with the construction of buildings or improvements on the Premises. Landlord and Tenant will cooperate with each other in obtaining all such permits and approvals.

  11.  Inspection. Tenant will permit Landlord, or its representative, upon
       ----------
reasonable prior notice (except in the case of an emergency when no such notice shall be required), to enter the Premises at any reasonable time and from time to time, without charge to Landlord and without diminution of the Rent payable by Tenant, to examine, inspect and protect the same or to exhibit the same to prospective, lenders or purchasers and during the last six (6) months of the Term to prospective tenants. Landlord shall use reasonable efforts to minimize any interference with Tenant's business in connection with such entry.

  12.  Insurance.
       ---------

      (a) Tenant, at its sole cost and expense, shall obtain and maintain in effect, throughout the Term, insurance policies providing at least the following coverage:

          (1) Commercial general liability insurance, with broad form property damage endorsement (or a substantially similar policy), naming Landlord and any mortgagees of the Premises as additional insureds and protecting Landlord, Tenant and the mortgagees against any liability for bodily injury, personal injury, death or property damage occurring upon the Premises, with such policy to afford protection with a combined single limit of not less than $2,000,000 per occurrence. Such amounts of insurance may be increased by a reasonable amount from time to time.

          (2) A policy of fire and extended coverage and additional broad perils insurance (i.e., an "all risk" policy) (or a substantially similar policy) covering all of Tenant's personal property, including contents, furniture, fixtures, and equipment not permanently attached to the Building, for not less than one hundred percent (100%) of the full replacement cost thereof (the "FF&E Policy").

          (3) A policy providing workers' compensation insurance as required by law.

      (b) Tenant shall pay the premiums of all insurance policies required to be maintained by Tenant hereunder directly to the appropriate insurance companies. Upon Landlord's written request, Tenant shall submit receipts evidencing payment for such insurance policies.

      (c) Landlord, at its sole cost and expense (subject to reimbursement as part of the Common Areas Charge), shall obtain and maintain in effect, throughout the Term, (i) commercial general liability insurance, with broad form property damage endorsement (or a substantially similar policy), protecting Tenant against any liability for bodily injury, personal injury, death or property damage occurring upon the Common Areas, with such policy to afford protection with a combined single limit of not less than $2,000,000 per occurrence, (ii) rent loss insurance, and (iii) a policy of fire and extended coverage and additional broad perils insurance (i.e., an "all risk" policy) (or
                                                ----
a substantially similar policy) covering the Building and the improvements and betterments thereto, in an amount not less than one hundred percent (100%) of the full replacement cost of the Building and the improvements and betterments thereto.

      (d) Each party releases and waives on behalf of itself and on behalf of the insurers of such party's property, any and all claims and any rights of subrogation of any such insurer against the other party, its employees and agents for loss (other than loss or damage resulting from the willful act of such other party, its employees and agents) sustained from any peril to property that is covered under a standard all-risk or Special Form - Causes of Loss policy, or any peril that is required to be insured against herein, whether or not such insurance is actually in force, or from any peril to property actually insured against, though not required to be under this Lease. All insurance policies of Landlord and Tenant shall contain a clause or endorsement pursuant to which the insurance companies waive subrogation and consent to a waiver of right of recovery.

      (e) If at any time the type of insurance required to be maintained hereunder becomes generally unavailable (for reasons other than the negligence or willful misconduct of Tenant), then Landlord and Tenant will agree on an appropriate substitute.

      (f) Neither the issuance of any policy required hereunder nor the minimum limits specified herein shall be deemed to limit or restrict Tenant's liability under this Lease.

      (g) Each policy required to be procured by either party hereto shall state that it is primary and non-contributory with any insurance policy procured by the other party. Landlord's commercial general liability insurance shall be primary with respect to the Common Areas and in the event Tenant's commercial general liability insurance policy covers all or any portion of the Common Areas, Landlord shall not be entitled to make a claim thereunder with respect to such Common Areas (except as it relates to Tenant's or its agents, employee's servants officers negligence or willful misconduct). Tenant's commercial general liability insurance shall be primary with respect to the Premises, and in the event Landlord's commercial general liability insurance policy covers all or any portion of the Premises, Tenant shall not be entitled to make a claim thereunder with respect to thereto (except as it relates to Landlord's or its agents, employees, servants, officers, contractors, successors or assigns negligence or willful misconduct). The property insurance to maintained by Tenant on the Premises shall be primary with respect to the Premises. Landlord shall have the right to require Tenant to increase general liability insurance to amounts consistent to those in the Hampton Roads area.

      (h) All insurance to be carried by Landlord or Tenant(except for workers' compensation insurance) may be in the form of one or more policies including "umbrella" insurance and the policies may cover more than one location. All insurance policies required to be maintained under the terms of this Lease by Tenant or Landlord (i) shall be issued by a company or companies licensed to do business in the jurisdiction in which the Premises is located and rated "A- /VIII" or better as defined in the then-current edition of Bests Insurance Reports (or the equivalent thereof if Bests Insurance Reports is no longer published) ; (ii) shall be procured for periods of not less than one (1) year;
(iii) shall be non-assessable; (iv) shall require thirty (30) days' prior written notice to the other party of any cancellation or material change affecting coverage under such policy; and (v) with respect to property damage insurance shall not be prejudiced if the insureds thereunder have waived in whole or in part the right of recovery from any person or persons prior to the date and time of loss or damage, if any, and/or the insurer waives any rights of subrogation against Landlord. Upon written request from either party, the other shall submit a Certificate of Insurance (or binders) or policy.

  13. Indemnification.
      ---------------

      Each party (in the capacity of "Indemnitor") shall indemnify, the other its agents, employees and lender [in the case of Landlord] (in the capacity of "Indemnitee")and save the Indemnitee harmless from and against any and all claims, actions, damages, liabilities, losses, costs and expenses, including, without limitation reasonable attorney's fees, in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises (in the case of Tenant), or in other portions of the Shopping Center or the Common Areas (in the case of Landlord), or the occupancy or use by Indemnitor of the Premises or any part thereof, (in the case of Tenant), or in other portions of the Shopping Center or the Common Areas (in the case of Landlord) or occasioned wholly or in part by the default under this Lease or any act or omission of Indemnitor, its agents, contractors, employees, servants, or concessionaires or licensees. In case the Indemnitee shall, without fault on its part, be made a party to any litigation commenced by or against

Indemnitor, then Indemnitor shall protect and hold the Indemnitee harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by the Indemnitee in connection with such litigation. The provisions of this Section shall survive termination or expiration of this Lease.

  14. Liability of Landlord.
      ---------------------

      (a) Except for damages caused by the negligence or the intentionally wrongful acts or omissions of Landlord, Landlord shall not be liable to Tenant for any damage, compensation or claim arising from (i) the repairing of any portion of the Building, (ii) any interruption in the use of the Premises, (iii) accident or damage resulting from the use or operation of heating, cooling, electrical or plumbing equipment or apparatus, (iv) the termination of this Lease by reason of the destruction of the Building or a taking or sale in lieu thereof by eminent domain, (v) any fire, robbery, theft, criminal act and/or any other casualty, (vi) any leakage in any part of the Building, or from water, rain or snow that may leak into, or flow from, any part of the Building or from drains, pipes or plumbing work in or about the Building, or (vii) any damage caused by other persons or occupants of adjacent property, or caused by operations in construction of any private, public or quasi-public work. All personal property of Tenant or others kept or stored on the Premises shall be kept or stored at the sole risk of Tenant.

      (b) Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Shopping Center, or any portion thereof, and Tenant shall look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders, or other principals or representatives, disclosed or undisclosed) ever be personally liable for any such liability. Nothing in the foregoing shall preclude Tenant from satisfying any claim against Landlord from
(i) the proceeds of sale produced upon execution of such judgment and levy thereon against Landlord's interest in the entire Shopping Center and improvements thereon, (ii) the rents, other income, or insurance proceeds from such property receivable by Landlord and (iii) the consideration received by Landlord from the sale of all or any part of Landlord's interest in the Shopping Center, and Landlord shall not be liable for any deficiency. The provisions of Section are not designed to relieve Landlord from the performance of any of its obligations hereunder, but rather to limit Landlord's liability in the case of the recovery of a judgment against it, nor shall any of the provisions of this Section be deemed to limit or otherwise affect Tenant's right to obtain injunctive relief or specific performance, without the necessity of a bond, or avail itself of any other right or remedy which may be accorded Tenant by law or this Lease.

      (c) Landlord may freely sell, assign or otherwise transfer all or any portion of its interest in this Lease or in the Premises, the Building, the Shopping Center or the Land, and in the event of any such sale or transfer and receipt by Tenant of notice of same, advising Tenant as to the identity and notice address of the purchaser or other transferee ("Successor Landlord") the landlord whose interest is thus sold or transferred (the "Selling Landlord") shall be and hereby is completely released and forever discharged from and in respect of all covenants, obligations and liability as Landlord hereunder, except for any obligations accruing prior to such transfer, and is further forever discharged from the obligation to return any security deposit to Tenant, provided that the Selling Landlord has transferred such security deposit (if any) to the Successor Landlord. Thereafter, Tenant shall attorn and be bound to the Successor Landlord with the same effect as though the latter had been the original Landlord hereunder, provided that such purchaser assumes and agrees to carry out the obligations of Landlord hereunder. Notwithstanding the foregoing, Landlord agrees that it shall not assign this Lease, except to CI Virginia Beach Limited Partnership, a Florida limited partnership, and to the lender pursuant to any acquisition and construction loan for the Premises, to any person or entity until ninety (90) days after the Lease Commencement Date.

  15. Mechanic's Liens.  No work performed by Tenant pursuant to this Lease,
      ----------------
whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord, nor shall Tenant be deemed to be the agent of Landlord in performing such work, so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor on or about the Premises. If any mechanic's or other lien shall at any time be filed against the Premises by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished to Tenant, Tenant shall, within thirty (30) days after receiving notice thereof from the Landlord, cause the same to be discharged of record or bonded to the satisfaction of Landlord, at Tenant's sole cost and expense. If Tenant shall fail to cause such lien to be so discharged or bonded within such thirty (30)-day period, then, Landlord in its sole discretion, may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord, including reasonable attorneys' fees, incurred by Landlord either in defending against such lien or in procuring the bonding or discharge of such lien, together with interest thereon at the Lease Interest Rate shall be due and payable by Tenant to Landlord as Additional Rent within ten (10) days after Tenant's receipt of notice thereof from Landlord.

  16. Services and Utilities.
      ----------------------

      (a) Landlord shall cooperate with Tenant and execute such documentation as may be necessary to permit water, sewer, gas and electric utility services to be provided to the Premises with meters to measure Tenant's use of such services.

      (b) Tenant shall pay for all utilities directly to the appropriate utility company. Landlord shall not be liable in any way to Tenant, and Tenant's obligation to pay Rent shall not be affected, for any failure, interruption, curtailment, stoppage, suspension or defect in the supply or character of the utilities furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Premises or otherwise, except as may be the result of the negligence or the intentionally wrongful acts or omissions of Landlord.

      (c) In the event natural gas service is unavailable or cannot reasonably be obtained by Tenant, then Landlord hereby consents to the installation of a liquified petroleum gas system (i.e., bottled gas) to service the Premises, which installation and use shall be in compliance with all applicable laws, including, without limitation, Environmental Laws, as hereinafter defined. Tenant may install such tanks and pipes as are necessary in conjunction with such system at a location to be mutually agreed upon by Landlord, Tenant and the appropriate governmental authorities. Any cost and expenses associated with the installation and use of a liquified petroleum gas system, including any increase in insurance premiums for fire and extended coverage, shall be borne solely by Tenant.

  17. Damage by Fire or Casualty.
      --------------------------

      (a) In the event of damage to or destruction of the Building or any part thereof, by fire or any other casualty, the Building shall be, subject to the provisions of this Section 17, and receipt of sufficient insurance proceeds, promptly and fully repaired and restored by Landlord with a contractor reasonably approved by Tenant within one hundred eighty (180) days after the receipt of such proceeds, but in no event longer than twelve (12) months, in which case Tenant shall have the right to terminate. There shall be an abatement of Rent until the first to occur of (i) Tenant opening for business to the public or (ii) sixty (60) days after Landlord completes such restoration.

      (b) If during the last two (2) years of the Term, Tenant's Building is damaged as a result of fire or other casualty then Landlord or Tenant shall have the right to terminate this Lease upon notice to the other, and in such event the Lease shall be deemed to have terminated thirty (30) days after the giving of such notice. Provided if Landlord terminates and Tenant has remaining Renewal Terms, Tenant shall nullify the termination by exercising such Renewal Term by giving Landlord notice within thirty (30) days after such termination notice.

      (c) The parties waive such rights of Lease termination as are granted to them under the laws of the state wherein the Premises is located, it being their agreement that the rights of termination in the event of casualty, as set forth herein, shall be exclusive.

  18. Default of Tenant.  (a) The occurrence of any of the following shall
      -----------------
constitute an event of default (each, an "Event of Default") under this Lease:

      (i) Failure of Tenant to pay any Rent when due hereunder after seven (7) days written notice from Landlord;

      Tenant's failure to perform any covenant, condition or obligation under this Lease (other than those set forth in (i) above) within thirty (30) days after written notice and demand by Landlord, unless the failure is of such a character as to require more than thirty (30) days to cure, in which event it shall be an Event of Default upon Tenant's failure to commence and proceed diligently to cure such default.

          Appointment of a receiver or trustee of the assets of Tenant.

      (b) Upon the occurrence of an Event of Default:

          (i) Landlord may terminate this Lease and/or any services provided to Tenant under this Lease, by giving notice of such termination to Tenant, whereupon this Lease shall automatically cease and terminate, and Tenant shall be obligated to immediately quit the Premises. Any other notice to quit or notice of Landlord's intention to re-enter the Premises is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease, without prejudice, however, to the right of Landlord to recover from Tenant all Rent accrued up to the time of termination or recovery of possession by Landlord, whichever is later, and any other monetary damages or loss of Rent sustained by Landlord.

          (ii) Whether or not this Lease is terminated pursuant to (i) above, Landlord may proceed to recover possession of the Premises under and by virtue of the provisions of the laws of the State of Virginia, or by such other proceedings, including re-entry and possession, as may be lawful.

          (iii) Should this Lease be terminated pursuant to(i) above, Landlord shall have the option to relet the Premises for such rent and upon such terms as are not unreasonable under the circumstances and, if the full Rent reserved under this Lease (and any of the costs, expenses, or damages indicated below) shall not be realized by Landlord, Tenant shall be liable to Landlord for deficiency in Rent, reasonable attorneys' fees, reasonable brokerage fees (attributable to the end of the Term), and the reasonable expenses of placing the Premises in the condition Tenant is required to return the same at the end of the Term.

          (iv) Tenant shall pay to Landlord as damages, in monthly installments, an amount equal to the Rent for the balance of the Lease Term (not including any unexercised renewal options) had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deduction of Landlord's reasonable legal expenses and court costs in connection with such recovery of possession. Landlord shall be entitled to collect and receive such damages from Tenant on the days on which the Rent would have been payable if this Lease had not been terminated.

      (c) If, under the provisions hereof, Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition, agreement or obligation contained in this Lease, nor of any of Landlord's rights under this Lease.

      (d) If Tenant commits an Event of Default in the making of any payment or in the doing of any act under this Lease required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of the expense thereof, if made or done by Landlord, with interest thereon at the Lease Interest Rate. Such payment and interest shall constitute Additional Rent hereunder due and payable within thirty (30) days of Landlord's demand therefor, but the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled at law, in equity or under this Lease.

      (e) Notwithstanding any of the terms and provisions herein contained to the contrary, Landlord and Tenant shall each have the duty and obligation to use reasonable efforts to mitigate any and all damages that may or shall be caused or suffered by virtue of the other's defaults under, or violation of, any of the terms and provisions of this Lease. The burden of proof as to the reasonableness of a party's efforts shall be borne by the defaulting party in any litigation between the parties. In the event of an Event of Default by Tenant, if Landlord puts a for lease sign on the Premises and lists the Premises with a broker to lease, Landlord shall be deemed to have satisfied the provisions of this subsection.

      (f) All rights and remedies of the parties under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to each under this Lease, which rights and remedies include specific performance, a suit for actual damages incurred and injunctive relief, except that Landlord shall have no right to accelerate rent for more than six (6) months at a time.

  19. Waiver.  If under the provisions hereof Landlord or Tenant shall
      ------
institute proceedings and a compromise or settlement thereof shall be made with respect to any matter, the same shall not constitute a waiver of any covenant herein contained nor of any of Landlord's or Tenant's rights hereunder with respect to any other matter. No waiver by Landlord or Tenant of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Land Rent or any Additional Rent shall be deemed to be other than on account of the earliest stipulated Base Land Rent and Additional Rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of any Base Land Rent or Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Base Land Rent or Additional Rent or to pursue any other remedy provided in this Lease, except as otherwise provided herein.

  20. Subordination and Attornment.
      ----------------------------

      (a) Existing Encumbrances. Landlord warrants and represents that the
          ---------------------
Shopping Center is not subject to any ground lease, or the liens of any holders of any deeds of trust, mortgages or other security interests (collectively, the "Superior Instruments") covering the Building and/or Land or any interest of Landlord therein (collectively, the "Holders of Superior Instruments") except that certain Ground Lease dated June 24, 1999, between Landlord, as Lessee, and Ashbrook Associates, LLC, as Lessor (the "Ground Lease"). As a condition to the Lease Commencement Date, Landlord shall obtain and deliver to Tenant (i) a Subordination, Non-Disturbance and Attornment

Agreement in substantially the form attached hereto as Exhibit D, subject to
                                                       ---------
reasonable changes to such form requested by Landlord's lender and reasonably acceptable to Landlord and Tenant, and (ii) an agreement with Tenant from Landlord's ground lessor that such ground lessor agrees to give Tenant notice of any default and opportunity to cure any of Landlord's default under the Ground Lease.

      (b)  Future Encumbrances.  Within twenty (20) days of a written request of
           -------------------
Landlord, or any mortgagee or beneficiary of Landlord, Tenant shall, in writing, subordinate its rights hereunder to the interest of any future ground lessor of the land and to the future lien of any mortgage or deed of trust, recorded against the Premises and/or the Shopping Center after this Lease is fully executed by Landlord and Tenant, and as to all advances made or hereafter to be made thereon, provided, however, that, as a condition precedent to such subordination to such future encumbrance by Tenant, the ground lessor, or the mortgagee or trustee named in said mortgage or trust deed shall agree to execute an SNDA Agreement in favor of Tenant in substantially the form attached hereto as Exhibit D (for a future mortgage or deed of trust) or Exhibit D-1 (for a future ground lessor), subject to such reasonable changes to such forms requested by such ground lessor and such mortgagee and reasonably acceptable to Tenant and Landlord. Tenant further agrees that the Holders of Superior Instruments shall have the right to make this Lease superior to the lien of such mortgage or ground lease, by the filing of subordination statements or otherwise, and Tenant hereby consents to any such filing.

  21. Condemnation.
      ------------

      (a) Total Condemnation. If during the Term of this Lease, fee title to all
          ------------------
of the Premises or to all of the Building, or the entire leasehold estate of Tenant is taken under the power of eminent domain by any public or quasi-public agency or entity (a "Total Taking"), this Lease shall terminate as of 12:01 A.M. on the date legal title becomes vested in the agency or entity exercising the power of eminent domain. Thereafter, both Landlord and Tenant shall be released from all obligations under this Lease, except those specified elsewhere herein.

      (b) Taking - Parking Area. If, at any time during the Term of this Lease,
          ---------------------
a taking occurs that is less than a Total Taking and said taking terminates access from any one of the three (3) streets shown on the Site Plan, reduces the parking ratio of the Shopping Center to less than five (5) spaces per one thousand (1,000) square feet, or affects greater than ten percent (10%) of the parking spaces in the No-Build Area as shown on the Site Plan, then, subject to the terms and provisions of the Ground Lease, and the respective rights and obligations of the parties thereto, and subject to the rights of any mortgagee of the Premises or any part thereof or of Landlord's and Ground Lessor's respective interests therein or in the Ground Lease, all compensation and damages payable for that taking shall be paid to Landlord, but will be made available to be used, to the extent reasonably needed by Landlord, to repair any portion of the remaining parking area damaged by the taking and to replace the parking areas taken with other new parking areas on the portion of the Premises not taken, or replace the access, provided that replacement is then permitted by existing law. Plans and specifications for the replacement parking areas and replacement areas must be first approved in writing by Landlord which approval shall not be unreasonably withheld.

      (c) Partial Taking - Improvements. If at any time during the Term of this
          -----------------------------
Lease a taking occurs that is less than a Total Taking and said taking affects the Building, then, subject to the terms and provisions of the Ground Lease, and the respective rights and obligations of the parties thereto, and subject to the rights of any mortgagee of the Premises or any part thereof or of Landlord's and Ground Lessor's respective interests therein or in the Ground Lease, all compensation and damages payable for that taking (excluding any portion payable for a taking of parking areas) shall be paid to Landlord and this Lease shall terminate as of the date of such taking.

      (d) Termination for Partial Taking. Tenant or Landlord (only in the event
          ------------------------------
Landlord terminates the other tenants in the Shopping Center, excluding the tenant in the grocery store space) may terminate this Lease for the reasons stated in either Sections 21(a), 21(b) of this Lease, by serving written notice of termination on the other within sixty (60) days after Tenant has received from Landlord or within sixty (60) days after Landlord has received from the condemning authority written notice of a definite taking setting forth the date of the taking, and/or a copy of the condemnation proceedings as filed in the appropriate court and the extent and scope of such taking. If Tenant elects to terminate this Lease pursuant to this Section 21(d), the effective date of termination shall be time of taking (as hereinafter defined) of the portion of the Premises taken by eminent domain. On termination of this Lease pursuant to this subsection, all subleases and subtenancies in or on the Premises, if any, or any portion or portions of the Premises created by Tenant under this Lease shall also terminate and the Premises shall be delivered to Landlord free and clear of all such subleases and subtenancies. On termination of this Lease pursuant to this subsection, both Landlord and Tenant shall be released from all obligations to the other under this Lease except those specified elsewhere in this Lease.

      (e) Condemnation Award. Any compensation or damages awarded or payable
          ------------------
because of the taking of all or any portion of the Premises by eminent domain shall, subject to the terms and provisions of the Ground Lease, and the respective rights and obligations of the parties thereto, and subject to the rights of any mortgagee of the Premises or any part thereof or of Landlord's and Ground Lessor's respective interests therein or in the Ground Lease, be allocated between Landlord and Tenant as follows:

          (1) All compensation or damages awarded or payable for the taking by eminent domain of any land that is part of the Premises shall be paid to and be the sole property of Landlord, free and clear of any claim of Tenant or any person claiming rights to the Premises through or under Tenant.

          (2) Improvements constructed or located on the portion of the Premises taken by eminent domain when only a portion of the Premises is taken by eminent domain and Tenant is not entitled to or does not terminate this Lease shall be applied in the manner specified in Section

21(b) or Section 21(c) toward the replacement of those improvements with equivalent new improvements on the remaining portions of the Premises.

          (3) All compensation or damages awarded or payable because of the Premises taken by eminent domain when this Lease is terminated because of the taking by eminent domain, whether all or only a portion of the Premises is taken by eminent domain, shall be allocated between Tenant and Landlord as follows:

              (i) Tenant shall be entitled to recover from any award up to an amount equal to the then depreciated (for tax purposes) cost of the portion of the improvements taken which were constructed, owned and paid for by Tenant at the time of the taking.

              (ii) The balance of any award after deducting the amount described in (i) above shall be the sole property of Landlord.

              (iii) Any damages awarded or payable for relocation due to Tenant's termination of the Lease as permitted hereunder shall be the sole and separate property of Tenant.

          (4) The term "time of taking" as used in this Section 21 shall mean 12:01 a.m. of whichever of the following shall first occur: the date that title, or the date that physical possession of the portion of the Premises on which the improvements are located is taken by the agency or entity exercising the eminent domain power.

      (f) Rent Abatement for Partial Taking. If title and possession of only a
          ---------------------------------
portion of the Premises is taken under the power of eminent domain by any public or quasi-public agency or entity during the Term of this Lease and Tenant does not or cannot terminate this Lease, then this Lease shall terminate as to the portion of the Premises taken under eminent domain as of the time of taking of the portion taken by eminent domain by the agency or entity exercising the eminent domain power. Furthermore, the Rent payable under this Lease shall, as of that time, shall be equitably reduced in the same proportion of that the value of the portion of the Premises taken by eminent domain bears to the full value of the Premises at that time. There shall be no abatement in the event the taking covers a portion of the Premises that does not adversely affect the improvements.

  22. Landlord's Representations.  Landlord, in order to induce Tenant to enter
      --------------------------
into this Lease, hereby represents, throughout the Lease Term:

      (a) To the best of Landlord's knowledge, there are no Hazardous Materials (including without limitation, asbestos containing material) on, under, above or about the Shopping Center or the Premises except as set forth in Environmental Report, as hereinafter defined.

      (b) That Landlord has not received any notice with respect to, and has no knowledge of, any facts which would constitute violations of any Environmental Laws, as hereinafter defined, relating to the use, ownership or occupancy of the Shopping Center or the Premises, except as set forth in.

      (c) That Landlord is duly organized and validly existing under the laws of the Applicable State and has full power and authority to enter into this Lease.

      (d) To the best of Landlord's knowledge, that Landlord is not a party to any agreement or litigation which could adversely affect the ability of Landlord to perform its obligations under this Lease or which would constitute a default on the part of Landlord under this Lease, or otherwise adversely affect Tenant's rights or entitlements under this Lease.

      (e) That as of the date hereof and as of the Lease Commencement Date, the Premises are not and shall not be subject to any leases, subleases, tenancies, agreements, liens, encumbrances, restrictions, or violations of laws, ordinances and regulations which will prevent Tenant from conducting its business for the Permitted Use.

      (f) That any construction activities being conducted by, through or under Landlord shall be performed in a manner having as little adverse effect as possible (under the circumstances) on Tenant's operations in the Premises, and in no event shall any portion of the No-Build Area be used for the staging of trucks or equipment or the storage of materials, nor shall access to the Premises be adversely affected. Landlord shall notify Tenant in writing at least five (5) days prior (unless due to an emergency in which case no notice shall be required) to the commencement of any reconstruction, repairing or repaving of the Common Areas and/or any restriction or closure of any access roads or entrances to the Shopping Center. If such reconstruction, repairing, repaving, restriction, and/or closure substantially and materially impedes or interferes with normal access to the Premises in a manner which materially interferes with Tenant's business therein, and such condition continues in excess of two (2) days after notice to Landlord from Tenant, then until such work no longer substantially impedes or interferes with normal access to the Premises, Based Rent and Additional Rent shall be equitably abated during the period subsequent to such two (2) day period until such condition ceases, without waiver of Tenant's other rights or remedies under this Lease or at law.

      (g) That during the Term of this Lease, Landlord will provide those sidewalks, driveways, service drives, roadways and entrances for automotive and pedestrian ingress and egress to and from the Common Areas and the adjoining public streets and highways to the Premises in the number and in the locations depicted on the Site Plan, subject to changes required by law.

      (h) That Landlord has no information or knowledge of any change contemplated in any applicable statutes, laws, ordinances, rules and regulations, or any action by adjacent landowners, or natural or artificial conditions on the Premises that would prevent, limit, impede, or render more costly Tenant's Work.

      (i) That all statements made here are true and correct, and the information provided and to be provided by Landlord to Tenant relating to this Lease does not and will not contain any statement that, at the time and in the light of circumstances under which it is made, is false or misleading with respect to any fact, or omits to state any fact (which is known, or in the exercise of reasonable diligence by Landlord, should have been known) necessary in order to avoid making any statement contained in this section false or misleading in any respect.

      (j) That, as of the date hereof, to the best of Landlord's knowledge, all access roads within and to the Shopping Center shown on the Site Plan afford actual and legal access to the public rights of way of the streets and roads depicted on the Site Plan, cannot be closed, diminished, removed or altered except by condemnation or other legal proceedings and that Landlord has no knowledge of any threatened or actual condemnation proceedings affecting such access or roadways.

      (k) That there are no additional leasehold charges or occupancy costs which would be payable by Tenant to Landlord other than which has been identified in this Lease.

      (l) So long as Tenant is not in default that Tenant shall during the Term freely, peaceably and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance. In addition, Landlord covenants to take all actions necessary to abate any nuisances that are occurring within the Shopping Center.

      (m) To the best of Seller's knowledge, that Tenant will be permitted to tap into and receive service from all utilities without the imposition of charges other than the charges of the type and amount which are customarily charged.

      (n) That it is a Florida corporation duly organized and in good standing in the State of Florida; that it has full right, power, and authority to execute, deliver, and perform this Lease; and that ) the person signing on behalf of Landlord is authorized to do so by any and all necessary partnership and corporate actions;

      (o) That no litigation has been initiated or, to the knowledge of Landlord, threatened against Landlord or against the Premises which, if adversely determined, would impair Landlord's ability to execute, deliver, and perform this Lease; and that neither Landlord, any affiliate of Landlord, nor the Premises is subject to or otherwise bound by any legal requirement or agreement (written or oral) which would be breached, or which would result in the creation or imposition of any title exception applicable to the Premises, by Landlord's execution, delivery, or performance of this Lease;

      (p) Upon the Lease Commencement Date, that the Site Plan for the Premises will have been approved by all necessary governmental bodies so that, except for building permits, no further governmental approvals need be obtained before Tenant may construct its Building;

      (q) Landlord represents that there shall be adequate utilities at the Premises for the operation of Tenant's business as a Silver Diner restaurant and that the Premises shall be zoned to permit the construction and operation of a Silver Diner restaurant.

      (r) Landlord represents that there are no matters of record against the Shopping Center other than as shown on Exhibit E, attached hereto and by this reference made a part hereof.

  23. That it is a Virginia corporation duly organized and in good standing in the State of Virginia; that it has full right, power, and authority to execute, deliver, and perform this Lease; and that the person signing on behalf of Tenant is authorized to do so by any and all necessary partnership and corporate actions.

  24. No Partnership; No Other Rights.
      -------------------------------

      (a) Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of landlord and tenant.

      (b) No rights, privileges, easements or licenses are acquired by Tenant pursuant to this Lease except as herein expressly set forth. This Lease shall not be binding on the parties until and unless this Lease is fully executed and delivered by the parties hereto.

  25. Brokers.  Landlord and Tenant represent and warrant each to the other
      -------
that each has not dealt with any real estate agent or broker in connection with this transaction other than the Brokers identified in the Basic Lease Information and agree to indemnify and save each other harmless from and against all loss, cost and expense incurred by reason of the breach of such representation and warranty. Landlord agrees to pay said Brokers any commissions owing in connection with this transaction. The provisions of this section shall survive termination or expiration of this Lease.

  26. Notices.  All notices or other communications hereunder shall be in
      -------
writing and shall be deemed duly given if delivered by hand, or by overnight courier, or by certified mail return receipt requested, (i) if to Landlord, to Landlord's Address for Notices set forth in the Basic Lease Information, and
(ii) if to Tenant, at Tenant's Address for Notices set forth in the Basic Lease Information, unless notice of a change of address is given pursuant to the provisions of this Section 26. Notice shall be deemed to have been given upon receipt or at the time delivery is refused.

  27. Estoppel Certificates.  Landlord and Tenant agree at any time and from
      ---------------------
time to time (but not more than two (2) times in any twelve (12)-month period), upon not less than ten (10) business days' prior written notice from Tenant or Landlord, as the case may be, to execute, acknowledge and deliver to the other party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the rentals and other charges hereunder have been paid by Tenant or Landlord, (iii) stating whether or not to the best knowledge of Tenant or Landlord, the other party has failed to fulfill any of its obligations under this Lease, and, if so, specifying each such failure of which Tenant or Landlord may have knowledge, and (iv) stating the address to which notices to Tenant or Landlord should be sent.

  28. Surrender; Holding Over.
      -----------------------

      (a) Except as otherwise expressly provided in this Lease, upon the expiration or termination of this Lease, Tenant agrees to peaceably and promptly surrender possession of the Premises to Landlord broom clean and in good condition and repair, subject to reasonable wear and tear and casualty damage; provided, Landlord hereby acknowledges that the standard of "reasonable wear and tear" expected of the Premises is that of a high volume restaurant, and that in no event shall Tenant be obligated to redecorate or repaint the Premises, nor replace mechanical equipment, ceiling or floor tiles, or light fixtures. Tenant shall remove any and all fixtures, equipment and signs installed by it no later than the expiration of the Term or thirty (30) days after the date of any earlier termination of this Lease and shall replace and repair, at Tenant's own expense, all damage to the Premises caused by or resulting from such removal.

      (b) If, pursuant to the consent of Landlord, Tenant, or anyone (including a sublessee) claiming under Tenant, does not immediately surrender the Premises on the date of the expiration of this Lease, then Tenant shall, by virtue of the provisions hereof, become a Tenant by the month at a monthly rental equal to one hundred twenty-five percent (125%) of Tenant's total rental obligation for the final month of tenancy under the Term, which rental shall be payable monthly in advance. Said monthly tenancy shall commence with the first day next after the Lease Expiration Date. Tenant, as a monthly Tenant, shall be subject to all of the terms, covenants, and conditions of this Lease. In the event Tenant becomes a monthly Tenant under the provisions of this Section 28, such tenancy shall be terminable by Landlord or Tenant upon thirty (30) days' written notice to the other.

      (c) If Tenant retains possession of the Premises or any part thereof after the termination of the Term of this Lease by lapse of time or otherwise, without the prior written approval of Landlord, Tenant becomes a holdover tenant from month-to-month on all of the terms set forth in this Lease, except as to rent and duration. The first three (3) months of such month-to-month extension shall be on all of the terms set forth in this Lease, except that the rent shall be one hundred twenty-five percent (125%) of the Base Land Rent in effect immediately prior to the expiration or termination of this Lease.

  29. Defaults by Landlord. (a)(1) If Landlord shall breach, violate or
      --------------------
otherwise fail to perform any of the other conditions, covenants, agreements or obligations contained herein to be performed by Landlord , and such failure to perform continues for a period of thirty (30) days after receipt of written notice thereof to Landlord by Tenant setting forth in detail the default, provided that if such a default will take longer than this thirty
(30)-day period to cure, Landlord shall have such longer period, as may be reasonably required to effectuate such cure, as long as such cure is commenced within such thirty (30)-day period, and such cure is prosecuted diligently to completion then such failure, breach, violation, occurrence or failure to pay shall constitute an Event of Default.

      (2) Upon an Event of Default, then in any of said events, Tenant shall be entitled to exercise any of the following remedies provided in this Section 29. Each such remedy shall be cumulative and the exercise of any one remedy shall not preclude the exercise of any other remedy provided hereunder:

              (i) Tenant may cure such default on behalf of and at the expense of Landlord, and do all necessary work and make all necessary payments in connection therewith, including but not limited to the payment of any fees, costs and charges of or in connection with any legal action which may be brought in connection with such Landlord's Default, in which event Landlord shall promptly pay to Tenant forthwith the amount so paid by the Tenant, together with interest thereon at the Lease Interest Rate;

              (ii) Tenant may recover from Landlord any and all damages or expenses suffered or incurred by Tenant as a result of the Event of Default; and

              (iii) Tenant may obtain and enforce an order of specific performance or injunctive relief against Landlord.

      (b) If Landlord shall fail to pay to Tenant within thirty (30) days after receipt of written notice from Tenant the amount of such expenditures and interest described in Section 29(a)(2)(i) above after Tenant obtains a final judgement therefor (and after all applicable appeal periods have expired), Tenant in addition to any other right provided for by law or in equity, may deduct the amount of such expenditures and interest from any and all payments of Rent thereafter coming due to Landlord hereunder.

  30. Tenant's Trade Fixtures.  All trade fixtures, equipment and apparatus
      -----------------------
leased or owned (whether under an installment sales contract or otherwise) by Tenant and installed in or about the Premises by Tenant shall remain the property of Tenant and may be removed by Tenant at any time but must be replaced with property of equal value; provided there shall not be an Event of Default by Tenant. At all times during the Initial Term and any Renewal Terms, Landlord shall have a lien on such trade fixtures as security against loss or damage resulting from any Event of Default by Tenant, and said fixtures shall not be removed by Tenant until such default is cured or Landlord notifies Tenant to
remove such trade fixtures (or any items thereof) from the Premises.   Tenant,
at its sole expense, shall repair any damage to the Premises caused by Tenant's removal of any trade fixtures.

  31. Tenant's Personal Property.  Subject to the rights of Landlord set forth
      --------------------------
in Section 30,

Tenant shall have the right to remove its personal property from the Premises at any time. From time to time, some or all of Tenant's personal property may be financed or owned by someone other than Tenant. Landlord hereby agrees to recognize the rights of the lender or owner of Tenant's personal property so long as Tenant and Tenant's creditors agree to repair any damage resulting from their removal of Tenant's personal property. Subject to the foregoing, Landlord hereby agrees to subordinate any Landlord's lien, whether created by statute or by contract (or otherwise with respect to Tenant's personal property) Landlord also agrees that all of Tenant's personal property that is not subject to a security interest or leased from another shall be the property and remain the property of Tenant. If Tenant fails to remove any of its property at the end of the Term, Landlord after ten (10) days' notice to Tenant the property shall be deemed abandoned by Tenant.

  32. Benefit and Burden.  The provisions of this Lease shall be binding upon,
      ------------------
and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and permitted assigns.

  33. Security Deposit.
      ----------------

      (a) Prior to the Rent Lease Commencement Date, Tenant shall deposit with Landlord a letter of credit in the amount of $500,000.00 as a security deposit (the "Letter of Credit"). Such security deposit shall be considered as security for the payment and performance by Tenant of all of Tenant's obligations under this Lease. The Letter of Credit shall be irrevocable and unconditional for the period of time commencing on the Rent Lease Commencement Date and extending until September 1, 2001 (the "Letter of Credit Term"). The Letter of Credit shall be issued by a financial institution acceptable to Landlord and shall be substantially in the form attached hereto as Exhibit G and by this reference made a part hereof.

      (b) If Tenant does not provide a renewal or replacement Letter of Credit within twenty (20) days prior to the expiration of any then existing Letter of Credit during the Letter of Credit Term, Landlord shall have the immediate right to draw on the then existing Letter of Credit and hold such security deposit to be applied for the purposes permitted by law, in equity or under this Lease.

      (c) Commencing on the Rent Commencement Date and provided that Tenant shall not be in default under this Lease or the Construction Contract, the amount of the Letter of Credit shall be reduced on a monthly basis by the Land Rent and the Building Rent actually paid by Tenant and received by Landlord.

      (d) Tenant shall require its general contractor, as hereinafter defined, to obtain and keep in full force a payment and performance bond for the benefit of Landlord and Landlord's mortgagee in the amount of $800,000. Landlord agrees to pay for one-half (1/2) of the costs of such payment and performance bond not to exceed $6,000.00.

  34. Landlord or Tenant as an Individual or Partnership.  If Landlord or
      --------------------------------------------------
Tenant or any successor in interest to Landlord or Tenant shall be an individual, corporation, limited liability company, joint venture, tenancy in common, firm or partnership, general or limited, there shall be no personal liability on any employees, officers, directors or other individuals, of the Landlord or Tenant, their successors, partners, or Affiliates with respect to any of the provisions of this Lease, any obligation arising therefrom or in connection therewith. Nothing in this Section 34 shall be construed to limit the liability of Landlord or Tenant hereunder.

  35. Intentionally Deleted.
      -----------------------

  36. Landlord Mortgagee Protection.  Tenant agrees to give any mortgagee(s)
      -----------------------------
and/or trust deed holder(s), by certified or registered mail, postage prepaid, return receipt requested, a copy of any notice of any failure by Landlord to fulfill any of its obligations under this Lease served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that the mortgagee(s) and/or trust deed holder(s) shall have the same amount of time as does Landlord under the terms of this Lease to cure such failure.

  37. Intentionally Deleted.
      ---------------------

  Environmental Matters.
  ---------------------

      (a) Landlord represents and warrants to Tenant that, as of the date hereof and on the Lease Term Commencement Date, to the best of Landlord's knowledge there are no Hazardous Materials on or about the Premises or Shopping Center, except as set forth in the Environmental Report, as hereinafter defined. Neither Landlord nor Tenant, nor their agents and employees, shall violate or cause to be violated any federal, state or local law, ordinance or regulation relating to the environmental conditions on, under or about the Premises or Shopping Center, including, but not limited to, soil and ground water conditions. Neither Landlord nor Tenant, nor their agents and employees, shall introduce, use, generate, store, accept or dispose of on, under or about the Premises or Shopping Center or transport to or from the Premises any hazardous wastes, toxic substances or related materials, except normal and usual office and cleaning supplies ("Hazardous Materials"). For the purposes of this Article, Hazardous Materials shall include, but not be limited to substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9061 et
                                                                           --
seq.; Hazardous Materials Transportation Act, 49 U.S.C. Section 1802; and
---
Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.,
                                                                       -------
asbestos, total petroleum hydrocarbons, and any other substances considered hazardous, toxic or the equivalent pursuant to any other applicable laws and in the regulations adopted and publications promulgated pursuant to said laws or any future laws or regulations (collectively, the "Environmental Laws").

      (b) Tenant shall clean up and remove or cause to be cleaned up and removed from, under or about the Premises any Hazardous Materials, Tenant or its agents, contractors or employees have caused to be introduced, at its sole cost and expense, and shall ensure that such removal is conducted in compliance with all applicable Environmental Laws.

      (c) Landlord shall clean up and remove or cause to be cleaned up and removed from, under or about the Shopping Center and the Premises any Hazardous Materials not introduced by Tenant or Tenant's agents, contractors, or employees, at its sole cost and expense, and shall ensure that such removal is conducted in compliance with all applicable Environmental Laws

      (d) Landlord and Tenant shall and do indemnify, defend and hold the other, its successors and assigns harmless from and against any losses, costs, including reasonable attorneys' fees, expenses, liabilities, claims and damages which Landlord or Tenant, or their successors and assigns may sustain or which may arise by reason of Tenant's or Landlord's or their respective agents, employees or contractors, failure to comply with the requirements of this Section.

      (e) This Section shall survive the expiration or earlier termination of this Lease.

  40. Memorandum of Lease.
      -------------------

      (a) Landlord and Tenant shall, at the request of either party, execute, acknowledge and deliver to the other party a memorandum or short form of this Lease (the "Lease Memorandum") in recordable form, setting forth the date of this Lease, the names of the parties hereto, the Lease Commencement Date and describing the Premises and Tenant's right to renew this Lease. Said Lease Memorandum shall not in any circumstances be deemed to modify or to change any of the provisions of this Lease. Either party may elect, at its sole expense, to record the Lease Memorandum.

      (b) In the event that Landlord and Tenant execute such Lease Memorandum, each party shall after the expiration or termination of the Term, at the request of the other party, execute, acknowledge and deliver a memorandum in recordable form evidencing the expiration or termination of this Lease, and if such party fails to execute such memorandum within fifteen (15) days after the date of such request, such party hereby irrevocably appoints the requesting party its attorney-in-fact to execute and deliver such memorandum on behalf of such party. The requesting party may elect, at its sole expense, to record said memorandum at its sole cost.

  41. Excuse For Nonperformance - Force Majeure.  Either party shall be excused
      -----------------------------------------
from performing any obligation or undertaking provided in this Lease for a period of time equivalent to the delay caused by the items described below, in the event and so long as the performance of any such obligation is prevented or delayed, retarded or hindered by Act of God, fire, earthquake, floods, explosion, actions of the elements, war, invasion, insurance, riot, mob violence, sabotage, inability to procure or general shortage of labor, equipment, facilities, materials or supplies in the open market, failure of transportation, adverse weather conditions, condemnation, requisition, laws, orders of government or civil military or naval authorities, or any other cause, whether similar or dissimilar to the foregoing not within the reasonable control of such party ("Force Majeure"), excluding however, the inability to obtain monies to perform or fulfill a party's obligations and undertakings. The provisions of this Section shall not apply to Tenant's obligation to pay Rent hereunder.

  42. Interference.  Whenever Tenant's business is materially interfered with
      ------------
by virtue of Tenant's being prevented in whole or in material part from the free, uninterrupted and unimpeded enjoyment of the use of the Premises, or the fixtures therein, by reason of (a) an Event of Default by Landlord; or (b) Landlord's making any repairs or alterations in or to the Shopping Center, Tenant shall be allowed an abatement of Rent and all other charges payable hereunder in whole or in part based upon the duration and the extent of such interrupted enjoyment.

  43. Miscellaneous.
      -------------

      (a) Construction. Feminine or neuter pronouns shall be substituted for
          ------------
those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution. The Lease shall not be construed strictly against either party, but fairly in accordance with their mutual intent as expressed in this Lease. Words such as "hereof," "hereunder," "hereto," and "herein," as used in this Lease, refer to this entire Lease, not just a part thereof, except where otherwise specifically stated.

      (b) Waiver of Jury Trial. Landlord and Tenant hereby waive their right to
          --------------------
a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and any claim or counterclaim of injury, damage or otherwise by Landlord and Tenant against or with respect to each other.

      (c) Entire Agreement. This Lease and the Exhibits attached hereto contain
          ----------------
and embody the entire agreement of the parties hereto, and supersedes and revokes any and all negotiations, arrangements, letters of intent, representations, inducements or other agreements, oral or in writing. No representations, inducements or agreements, oral or in writing, between the parties not contained in this Lease, shall be of any force or effect. This Lease may not be modified, changed, amended, altered or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

      (d) Savings Clause. If any provision of this Lease or the application
          --------------
thereof to any person or circumstances shall to any extent be held by a court of competent jurisdiction invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law unless Tenant reasonably determines that the unenforceability of such provision shall interfere with

Tenant's quiet enjoyment of the Premises or will materially impact upon the financial benefit of this Lease to Tenant, in which event Tenant shall be entitled to terminate this Lease upon thirty (30) days written notice to Landlord.

      (e) Days. Any references in the Lease to the term "day" shall be deemed to
          ----
mean "calendar day" unless expressly stated otherwise.

      (f) Lease Binding. This Lease shall become immediately binding upon the
          -------------
parties hereto on the date signed by all such parties, notwithstanding that the Term of this Lease shall commence on a future date.

      (g) Headings. The Table of Contents preceding this Lease and the headings
          --------
of the paragraphs and subparagraphs are inserted solely for conveyance of reference and shall not constitute a part of this Lease, nor limit, define or describe the scope or intent of any provision hereof.

      (h) Applicable Law. This Lease, the rights and obligations of the parties
          --------------
hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the state in which the Premises is located.

      (i) Benefit of Lease. Except for those provisions concerning the rights of
          ----------------
mortgagees of the Premises, mortgagees of Tenant's leasehold interest, and the suppliers of furniture, fixtures, and equipment to the Premises, none of the provisions of this Lease are intended to be for the benefit of any person to whom any debts, liabilities or obligations are owed, or who otherwise has any claim against, the Landlord or Tenant or any of the partners of Landlord or Tenant; and no such person shall obtain any right under the provisions of this Lease or shall by reason of any such provisions make any claim in respect of any debt, liability or obligation (or otherwise) against the Landlord, Tenant or any of their partners.

      (j) Running Of Covenants. All of the covenants of Landlord contained in
          --------------------
this Lease shall be covenants running with the land pursuant to applicable law. It is expressly agreed that each covenant to do or refrain from doing some act within the Shopping Center or any part thereof (a) is for the benefit of the Premises and each person having any leasehold interest therein derived through Tenant, and (b) shall be binding upon each successive owner, during his ownership, of any portion of the Shopping Center and upon each person having any interest therein derived through any owner of the Shopping Center.

      (k) Confidentiality. Landlord and Tenant will maintain all Confidential
          ---------------
Information in confidence and will not disclose such information to any other party without written consent. "Confidential Information" includes the terms of this Lease any and all information whether oral, written or other form, which is communicated by on one party to the other, including but not limited to architectural plans, specifications, Site Plans and drawings and gross receipts (regardless of whether such information is labeled confidential). Confidential Information may be released to the parties' employees, accountants, prospective or existing partners and any prospective transferees of all or any portion of Landlord's interest in the Shopping Center; to any existing or prospective lenders (and their rating agencies); to any existing or prospective insurers of Landlord; attorneys, and consultants, who have a reasonable need for such Confidential Information, provided that such individuals agree to maintain the confidential nature of the information, or in connection with any judicial or administrative proceeding, or when such information is subpoenaed or otherwise required by law or a court order; or in connection with any litigation concerning the rights and obligations of the parties to this Lease; or to any governmental or quasi-governmental agency.

      (l) Attorney's Fees and Costs. If either party hereto finds it necessary
          -------------------------
to employ legal counsel or to bring an action at law or other proceedings against the other party to enforce any of the terms, covenants or conditions hereof, the unsuccessful party shall pay to the prevailing party a reasonable sum for attorneys' fees. Attorneys' fees shall include attorneys' fees on any appeal, and in addition a party entitled to attorneys' fees shall be entitled to all other reasonable costs for investigating such action, taking depositions and the discovery, travel, and all other necessary costs incurred in such litigation.

      (m) Payment and Performance Under Protest. It is agreed that it at any
          -------------------------------------
time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for the recovery of such sum, and if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease; and if at any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the obligation to perform the work is asserted may perform such work and/or pay the costs thereof "under protest" and the performance of or payment for such work shall in no event be regarded as a voluntary performance or payment and shall survive the right on the party of said party to institute suit for recovery of the costs of such work, and if it shall be adjudged that there was no legal obligation on the part of said party to perform the same or any part thereof, said party shall be entitled to recover the costs of such work or the cost of so much thereof as said party was not legally required to perform under the provisions of this Lease. Similarly, if payment is made by one party to the other and that payment is deemed by the payee to be insufficient to meet the obligations of the payor, the payee may cash or otherwise negotiate said payment "under protest" and such receipt and use shall not be regarded as an accord or satisfaction of the payor's obligation, and there shall survive the right of the payee to institute suit for the recovery of any claimed deficiencies.

      (n) Satellite Dish. Landlord agrees that Tenant, at its sole cost and
          --------------
expense, has the right to install, maintain, repair, replace and remove a satellite dish on the roof of the Building subject to the following:(i) all construction and improvements related thereto (that are not minor in nature) shall be subject to Landlord's approval, which shall not be unreasonably withheld, conditioned or delayed (and Landlord shall approve or disapprove [with detailed reasons for such disapproval] same within thirty [30] days of written request therefor the same shall be deemed approved; (ii) Tenant shall screen the satellite dish and, if possible, set it back from the front of the Building to reduce visibility thereof by customers; (iii) Tenant shall repair, at its own expense, any damage to the Building or the roof caused by the use, maintenance, installation, or removal of the satellite dish; (iv) Landlord assumes no liability or responsibility for interference with the satellite dish caused by other tenants placing similar equipment on the roof of their premises (provided, that Landlord shall use commercially reasonable efforts not to allow other tenants cause interference); (v) the satellite dish shall be included within the coverage of all insurance policies required to be maintained by Tenant under this Lease and
(vi) Tenant shall obtain at its cost all permits required by governmental authorities for said satellite dish. Should Tenant elect to install a satellite dish on the roof of the Building, Tenant agrees to install the satellite dish in accordance with sound construction practices and shall use commercially reasonable efforts not place its satellite dish in a location that will interfere with another tenant's satellite dish. The satellite dish shall be used solely in connection with the business operations in the Building, and shall not be used by any party who is not an occupant or tenant of the Building.

      (o) Survival. Any provision hereof which by its terms survive expiration
          --------
or earlier termination of the Lease or would by its terms require performance after the expiration or earlier termination of the Lease shall survive the expiration or earlier termination of the Lease.

      (p) Time is of the Essence. All provisions of this Lease shall be
          ----------------------
construed in accordance with the principle that time is of the essence, it being understood and agreed, however, that Landlord and Tenant shall each still be entitled to the notices and the cure periods specified in this Lease.

      (q) Rule Against Perpetuities. Notwithstanding any provision in this Lease
          -------------------------
to the contrary, if the Lease Term has not commenced within twenty-one (21) years after the Date of Lease, this Lease shall automatically terminate on the 21st anniversary of the Date of Lease. The sole purpose of this provision is to avoid any possible interpretation of this Lease as violating the Rule Against Perpetuities or other rule of law against restraints on alienation.

  44.  Reciprocal Easement Agreement.
       -----------------------------

      (a) Tenant acknowledges and agrees that this Lease shall be subject and subordinate to a reciprocal easement agreement regarding traffic flow (vehicular and pedestrian) access, utilities, drainage and parking (the "REA"). In connection with the REA, Tenant agrees to execute and deliver any and all documents reasonably requested by Landlord evidencing Tenant's consent to the REA and the subordination of this Lease to the REA.

      (b) Notwithstanding anything contained herein to the contrary, to the extent that the Lease imposes greater restrictions or obligations upon Landlord than those set forth in the REA, the provisions of the Lease shall control. Notwithstanding anything contained herein to the contrary, it being expressly understood and agreed that all of Tenant's monetary obligations with respect to the Premises (including, without limitation, Common Area Charge, Real Estate Taxes and insurance) shall be as set forth in the Lease. Landlord agrees that the REA shall not change any of Tenant's rights granted under this Lease.

  Notwithstanding anything contained herein to the contrary, Tenant acknowledges and agrees that the terms of this Lease shall be subject and subordinate to the terms of the Ground Lease. In an event of a conflict between the terms of this Lease and the terms of the Ground Lease, the terms of the Ground Lease shall govern.

  IN WITNESS WHEREOF, Landlord and Tenant intending to be legally bound have each executed this Lease under seal on the day and year hereinabove written.

                                TENANT
                                ------

                                SILVER DINER DEVELOPMENT, INC.,
                                 a Virginia corporation



                                By:/s/                                   (SEAL)
                                   --------------------------------------
                                Name: ___________________________________
                                Title: __________________________________



                                LANDLORD
                                --------

                                INTERFACE PROPERTIES, INC.
                                a Florida corporation



                                By:/s/                                   (SEAL)
                                   --------------------------------------
                                Name: ___________________________________
                                Title: __________________________________

STANDARD FORM BUILD TO SUIT.

                                   EXHIBIT B
                                   ---------


                         CONSTRUCTION RESPONSIBILITIES


  The following sets forth the respective construction responsibilities of Landlord and Tenant with regard to Landlord's obligation to construct certain Site Improvements (hereafter defined) with regard to the Shopping Center, including certain designated work on the Premises and Tenant's responsibility to construct the Building and sidewalk.


  1.   Investigations, Site Plan Approval.

       Investigations. Subject to the rights of the current owners of the Land, Tenant and/or its agents and representatives shall have the right to enter upon the Premises at any time after the Effective Date for purposes of conducting such surveys or engineering tests, including test borings, inspections, investigations, and/or studies as Tenant deems necessary or desirable to evaluate the Premises at the sole cost and expense and risk of Tenant. Tenant hereby indemnifies, defends and agrees to hold Landlord harmless from and against any claims, losses, liabilities, expenses, costs, including, without limitation, reasonable attorneys fees, or damages incurred by Landlord as a result of persons or firms entering the Premises on Tenant's behalf pursuant to the privilege granted under this subsection (a). The provisions of this subsection (a) shall survive termination or expiration of this Lease.

       Site Plan Approval. Landlord agrees to obtain Site Plan approval and other approvals and permits as may be necessary for developing the Shopping Center and permitting the construction of a Silver Diner (exclusive of any building permits which shall be Tenant's responsibility) promptly as provided herein, to use due diligence and to expend any necessary application or other fees to secure such permits and approvals. On or before the Effective Date, Landlord shall file all necessary applications to obtain the approval of the Site Plan substantially and in all material respects consistent with the sketch Site Plan attached hereto as Exhibit A and the detailed engineered Site Plan dated July 1, 1999 prepared by Langley and McDonald, Inc. and described in Exhibit B-1 attached hereto and made a part hereof. If Landlord has not obtained
-----------
the Site Plan approval and all other approvals and permits which will enable Tenant to obtain a building permit for the construction of a Silver Diner restaurant on the Premises on or before January 30, 2000, then Tenant shall have the right to terminate this Lease any time thereafter until such contingency is satisfied by sending written notice to Landlord of such election. There shall be no material change to the sketch Site Plan or the engineered Site Plan, without Tenant's reasonable approval, which consent shall not be unreasonably withheld, if such changes do not change the size or location of Tenant's Building, the No-Building Area, or materially change access from the Premises to the driveways and entrances to the Premises. In the event

Landlord changes the size of the other buildings in the Shopping Center by fifteen percent (15%) or less within the building envelope, such change shall not be deemed a material change and Tenant shall not have any approval rights with regard thereto.

       (c) Tenant shall apply for its construction and signage permits for the construction of a prototype Silver Diner restaurant, and to use Tenant's exterior prototype signage on the Premises and liquor license on or before the day which is fourteen (14) days after the date Landlord notifies Tenant that Landlord obtained Site Plan approval and closing on the portion of the Shopping Center described in Exhibit A-1. Tenant shall use diligent good faith efforts to
                    -----------
obtain such construction and signage permits and liquor license, and if Tenant shall have not received all of the construction and signage permits and reasonable notification from the applicable governmental authority that a liquor license will be issued upon completion on or before the date which is sixty (60) days after Site Plan approval, Tenant or Landlord shall have the right to terminate this Lease any time thereafter until such contingency is satisfied by sending written notice of such election to the other, provided, however, if Landlord elects to terminate and Tenant notifies Landlord within five (5) days of Tenant's receipt of Landlord's termination notice that Tenant has obtained such permit or waives such contingency, this Lease shall continue in full force and effect. In the event the Lease is terminated, neither party shall have any further rights, liabilities or obligations hereunder thereafter accruing, except as provided herein. Tenant represents that when applying for its construction and signage permits that Tenant's building and signage plans shall be in accordance with Tenant's Plans, which shall be generally consistent with the last two Silver Diner restaurants constructed subject to size and configuration as shown on such prototype plans.

       (d) Landlord will cooperate with Tenant in obtaining Tenant's permits and approvals as provided for in this Lease, at no cost to Landlord. Tenant shall have the right to seek specific performance of the obligations of Landlord, injunctive relief or other equitable remedies. Tenant agrees to indemnify, defend and hold harmless Landlord from and against all liability, costs, expenses, including, without limitation, attorneys fees, and obligation in connection with, or resulting from, the signing of any such document or instrument

       (e) Landlord has delivered to Tenant an environmental report entitled, "Combined Phase I/II & Limited Asbestos Survey", dated June 15, 1999, made by Langley and McDonald, Inc. (the "Environmental Report") of which Tenant acknowledges receipt of and review thereof.

       (f) Tenant shall be deemed to have waived its rights to terminate as provided for in this Section 1, if Tenant accepts possession of the Premises and the general contractor under the Construction Contract, as hereinafter defined, commences constructing Tenant's Building.

  2.  Landlord's Work.
      ---------------

      (a) Landlord shall construct a "finished" Building pad for Tenant's Building. Landlord to deliver Building pad at 8 inches below finish grade with accepted soils to support Tenant's Building, properly compacted, with all erosion and sediment controls in place. All utilities, adequate for Tenant's use, shall be extended to 5 feet inside the Tenant's Building pad at locations reasonably determined by Tenant, including all tap connection utility fees or charges. Landlord shall be responsible for storm water systems and management. Landlord shall complete all other site improvements outside of the Building pad and sidewalk curb line, including without limitation, paving, curb and gutters, sidewalks, irrigation, landscaping, site lighting, trash corrals, loading areas and related screen walls, off site construction work in accordance with the Site Plan attached as Exhibit A to the Lease and the Development Plans identified in Exhibit B-1 (the "Plans and Specifications"); provided, however, the buildings (exclusive of the Premises and the grocery store) will be deemed completed when certified by Landlord's architect that the buildings (exclusive of the Premises and the grocery store) are substantially completed exclusive of interior improvements. Landlord shall also be responsible for all costs of any Public Works proffers or other development conditions, if any. All such work described in this subsection (a) is collectively referred to herein as the "Site Improvements".

      (b) Landlord shall amend the Plans and Specifications, if necessary, so they shall be consistent with plans given to Landlord by Tenant showing the location of the utility lines to Tenant's Building.

      (c) Landlord will apply for and use reasonable efforts to obtain, at its own expense any and all necessary permits and variances that are necessary to construct the Site Improvements, including, without limitation, any such permits pertaining to utilities, curb cuts, driveways (including ingress and egress to public thoroughfares), and architectural elevation approvals specific to Silver Diner's Building. Notwithstanding anything herein to the contrary, Landlord shall not be responsible for or obligated to obtain a building permit for the Tenant's Building and Tenant shall be responsible for obtaining the building permit for Building or other improvements to be performed by Tenant, as well as any Health Department approval specific to Tenant's Building, at its own expense.

      (d) Landlord shall provide to Tenant testing results relating to work on the Premises from licenses engineers and/or testing labs for tests conducted by Landlord. All tests must meet the criteria established in the Plans and Specifications. Test results, as completed, shall be sent to Landlord and Tenant. Upon completion of the Tenant's Building pad and site grading, Landlord shall provide a report from a licensed surveyor stating to Tenant that the Premises has been graded to the elevation required in the plans and specifications.

      (e) After the awarding of the construction contract(s) by Landlord and receipt of the necessary Permits, Landlord shall cause the commencement and diligent continuance of the construction of the Site Improvements until completion.

      (f) Landlord shall be responsible for the supervision of the construction of the Site Improvements, and shall use reasonable efforts to advise and consult with Tenant as to material elements of the work and its progress. Tenant and its designated architect and/or engineer, at its own expense, may visit the job site to inspect the progress and performance of the work and the materials being incorporated into the Site Improvements, so long as Tenant and its designated architect and/or engineer do not interfere with the construction of Site Improvements.

      (g)  Intentionally omitted.

      (h) The Site Improvements shall be deemed "completed" after the completion of all work and certification of such completion by Landlord's engineer. The Site Improvements shall be deemed "substantially completed" upon the completion of all such work, except for minor items which do not materially detract from the usability of such item or are of a seasonal nature (such as landscaping or striping on the parking area and the interior roads in the Shopping Center), commonly referred to as "punch list" items and certification of such by Landlord's engineer and provided it is sufficient for Tenant to obtain its certificate of occupancy for Tenant's Building. Landlord shall diligently complete all punch list items.

      (i) Landlord will perform the Site Improvements in a manner reasonably designed to minimize any interference with the construction of the Tenant's Building. If Tenant takes possession prior to completion of the Site Improvements by Landlord, Landlord shall provide reasonable means for construction access and reasonable construction staging areas for Tenant's use in connection with construction of the Building. In the event that during the construction of the Building, the construction activities of Landlord, or the progress of the same, interferes with or delays the construction activities of the Tenant, Tenant shall notify the Landlord, in writing, of the same, specifying exactly what construction activities of Landlord are the source of the problem or what portion of Landlord's work needs to be performed to avoid such delay. Landlord will have forty-eight (48) hours after its receipt of the foregoing notice to stop or commence to diligently cure the matters raised by Tenant in its notice. Should Landlord fail to do so, or should Landlord, having commenced such care, fail to diligently complete it, Tenant shall be entitled to one day free rent for each day Tenant is delayed by Landlord. In the event that during the construction of the Site Improvements, the construction activities of Tenant, or the progress of the same, interferes with or delays the construction activities of Landlord, Landlord shall notify Tenant, in writing, of the same, specifying exactly what construction activities of Tenant are the source of the problem or what portion of the construction of Tenant's Building needs to be performed to avoid such delay. Tenant will have forty-eight (48) hours after its receipt of the foregoing notice to stop or commence to diligently cure the matters raised by Landlord in its notice. Should Tenant fail to do so, or should Tenant, having commenced such cure, fail to diligently complete it, Landlord shall be entitled to two (2) days rent for each day Landlord is delayed by Tenant, commencing on the Rent Commencement Date.

      (j) Notwithstanding the foregoing, Landlord shall cause the construction of the Site Improvements serving the Demised Premises (including all parking within the No Build Zone) in two phases, the first phase being the delivery of Tenant's Building pad, staging areas and an access road to Virginia Beach Boulevard and Beaseley Drive (the "Phase One Work"). The Phase One Work shall be substantially completed by October 1, 1999, but in no event later than December 1, 1999 subject to Section 41 of the Lease. The remaining Site Improvements serving the Demised Premises (the "Phase Two Work"), shall be completed in accordance with the following schedule:

          (1) Permanent Utilities to Tenant's Building--90 days after delivery of Phase One Work

          (2) Substantial completion of remaining Phase Two Work--one hundred sixty (160) days after delivery of Phase One Work in each case subject to Section 41 of the Lease.

  3.  Tenant's Building.
      -----------------

      (a) Tenant has delivered to Landlord its general design elevations which include Tenant's proposed general physical characteristics of the Tenant's Building, exterior materials, exterior color scheme and building heights. Landlord has approved the construction of a restaurant substantially in accordance with the Silver Diner prototype plans identified in Exhibit B-2 ("Tenant's Plans"). Tenant has delivered to Landlord a plan which depicts the location of all utilities entering the Tenant's Building and will deliver detailed plans for the same within thirty (30) days after the date hereof ("Tenant's Utilities Plans"). Tenant's Utilities Plans are subject to Landlord's approval, which approval Landlord shall not unreasonably withhold or delay.

      (b) Tenant agrees to build Tenant's Building, exclusive of Tenant's leasehold improvements, furniture and fixtures, on behalf of Landlord. Such work shall be accomplished by Tenant entering into an $800,000.00 fixed price contract ("Construction Contract") with Uniwest Construction, Inc. ("general contractor") to build a Silver Diner building in accordance with Tenant's Plans. Payments under such contract shall not exceed for any reason whatsoever $800,000.00 and shall be made by Landlord in monthly installments based upon the work completed, less a 10% retention, upon receipt by Landlord of (i) written certification from Tenant and the general contractor as to percentage of work that has been completed; and
(ii) receipt of partial lien releases from the general contractor and subcontractors having contracts for $10,000. Landlord shall pay the general contractor for the balance of the construction payment upon the happening of the following events: (i) completion of the Building; (ii) receipt by Landlord of a Use and Occupancy Permit or its equivalent which Tenant shall obtain; and (iii) receipt of final lien release from the general contractor and subcontractors having contracts over $10,000. Notwithstanding the fact that Tenant is executing the Construction Contract, ownership of the Building constructed pursuant to the Construction Contract shall belong to the Landlord. If Landlord wrongfully fails to make any payments to the general contractor in accordance with the requirements above, Tenant shall have the right to make such payments after giving Landlord ten (10) days prior written notice and opportunity to cure, and in such event the Rent Commencement Date shall not commence, even if Tenant has opened for business, until such time as Landlord has made all payments under the Construction Contract.

      Notwithstanding the foregoing, the Landlord's construction lender for the Shopping Center (the "Construction Lender") shall have the right to consent to the request for payment from the general contractor of any amounts required to be dispersed to the general contractor by Landlord pursuant to the Construction Contract inclusive of the final payment (the "Construction Draws"). If the Construction Lender refuses for any reason to approve payment of the Construction Draw, then such Construction Draw shall not be paid; provided, however, that if the Construction Lender consents to payment of the Construction Draw, then such Construction Draw shall be paid regardless of the Landlord's or Tenant's objections.

      If a timely payment of a Construction Draw is not made as a result of a refusal to pay (all or any portion of) the Construction Draw, and such refusal is "wrongful" (as defined below) and such failure continues for more than ten
(10) days after written notice from Tenant, then (1) each day of delay in making such payment shall be deemed a "Landlord Delay" hereunder and (2) any damages or other costs due to the general contractor under the Construction Contract for such delay in payment of the Construction Draws as a result of the Construction Lender's or Landlord's wrongful refusal to approve or make payment to the general contractor shall be paid by Landlord. For the purposes of this Lease, a "wrongful" refusal to pay all or any portion of a Construction Draw shall be for a reason other than the reasons set forth in Paragraph 9.5.1 of the Construction Contract.

      (c) The Construction Contract with the general contractor shall provide for the coordination and cooperation of such contractor with Landlord in completing the Site Improvements and other construction work on the Shopping Center, including any space to be erected by Landlord or its tenants. The general contractor shall perform its construction in a manner reasonably designed to minimize any interference with the construction taking place simultaneously on the balance of the Shopping Center or the operation of stores then open for business. The contractor agrees to use reasonable efforts to minimize construction traffic on the private road leading to the apartments called Silver Brook Lane. In the event that during the construction of the Building, the construction activities of the general contractor, or the progress of the same, interferes with or delays the construction activities of the Landlord, Landlord shall notify the Tenant, in writing, specifying exactly what construction activities of general contractor are the source of the problem or what portion of the general contractors work needs to be performed to avoid such delay. Tenant will have seventy-two (72) hours after its receipt of the foregoing notice to cause the general contractor stop or commence to diligently cure the matters raised by Landlord in its notice. Notwithstanding the foregoing, in no event shall the general contractor or Tenant be expected or obligated to engage in any conduct which is in conflict with or violates any federal, state or local law including, without limitation, the National Labor Relations Act or the regulations thereto.

      (d) The construction of the Tenant's Building shall be performed in a good and workmanlike manner in accordance with sound professional standards and with the provision of this Agreement, in compliance with all governmental authorities and Tenant's Plans and Tenant's Utilities Plans. All materials used in the construction of the Tenant's Building shall be of new, commercial grade and first class quality.

      (e) The Building construction work shall be properly protected with lights and barricades and secured against accident, storm or any other hazard. Staging for the construction of the Tenant's Building shall be confined to the area designated "staging" on the Site Plan. Tenant shall cause the general contractor to keep all other portions of the Shopping Center substantially free from and unobstructed by debris, equipment materials or supplies related to the general contractor's construction work and will use its best good faith commercially reasonable efforts to keep obstruction to a minimum. The general contractor shall patch and repair asphalt and cement, if necessary, in its staging areas upon demobilization of construction and leave same clean and free of debris. During such construction work, Tenant shall cause the general contractor to store all trash, debris and rubbish as reasonably directed by Landlord and upon the completion of the general contractor's work, Tenant shall cause the general contractor to remove all temporary structures, surplus materials, debris and rubbish of whatever kind remaining on the Premises, the staging areas or other portions of the Shopping Center. Landlord shall be responsible for the removal of rubbish and trash from the Shopping Center caused by Landlord. In the event Tenant fails to cause the general contractor to promptly remove all temporary structures, surplus materials, debris and rubbish, Landlord shall have the right after giving Tenant forty-eight (48) hours notice, and charge Tenant together with interest at the Lease Interest Rate until paid as Additional Rent hereunder.

      (f) The Lease Commencement Date shall be the date Landlord delivers the Premises to Tenant with Phase One of Landlord's Work, as set forth in Section 2
(j) above, substantially completed and Tenant has obtained or waived all permits and approvals, as provided herein, necessary to enable Tenant to perform any work required to construct its Building and to install Tenant's prototype signage. Landlord shall give Tenant at least fifteen (15) days advance notice of the Lease Commencement Date. If the Lease Commencement Date would fall between December 15 and the succeeding last day of February, the Lease Commencement Date shall be deemed to be March 1st unless Tenant elects to accept possession of the Premises and to commence Tenant's Work. Tenant may terminate this Lease by notice to Landlord if the Lease Commencement Date has not occurred by April 30, 2000.

      (g) Tenant shall enter into a separate contract with the general contractor for any Tenant leasehold improvements which shall be paid by Tenant at Tenant's sole cost and expense. At the end of the Term, Landlord shall own the Tenant's leasehold improvements.

      (h) Landlord and Tenant shall look to the general contractor for any defects in construction, workmanship or materials of Tenant's Building.

      (i) Tenant shall notify Landlord of any defects in Landlord's construction of Tenant's Building pad within five (5) business days after Landlord delivers the same to Tenant. After the expiration of such five (5)-day period, Landlord shall have no responsibility to correct any defects to Tenant's Building pad.

  4.   Rent Commencement Date
       ----------------------

      (a) The Rent Commencement Date shall be the earlier of (i) the day the Premises are occupied by Tenant and opened to the public for business or (ii) the last to occur of (a) the date which is 180 days ("Construction Period") after the Lease Commencement Date; (b) the date all Site Improvements have been completed; and (c) certification from Landlord that fifty percent (50%) of the square footage of the floor area in Shopping Center (including the four (4) spaces adjacent to the Premises fronting on Virginia Beach Boulevard and exclusive of the Premises) has been leased and any contingencies satisfied; provided, however, that if Tenant's Work is not "substantially completed" (as defined below) by the end of the Construction Period as a result of Landlord Delay (including failure of Landlord to complete the Phase Two Work as provide for in paragraph (j) of Section 2 above) or Force Majeure (as defined in Section
41), then the Rent Commencement Date shall be postponed by the total number of days of Landlord Delay and Force Majeure.

      (b) Notwithstanding the foregoing, if the Rent Commencement Date occurs between October 1st and the succeeding January 31, the Rent Commencement Date will not be deemed to have occurred until February 1st, unless Tenant opens for business prior to such date, in which event the Rent Commencement Date will be deemed to have occurred on the date Tenant opens for business.

  5.  Indemnity and Insurance.
      -----------------------

      (a) Landlord shall indemnify, defend and save Tenant and its agents, servants, employees, officers and directors harmless from any and all loss, damages, liability, costs and expenses including, but not limited to, reasonable attorney's fees, and all other sums which Tenant, its agents, servants, employees, officers and directors may pay or become obligated to pay on account of any claim or assertion of liability arising or alleged to have arisen out of any act or omission of Landlord, its agents, contractors, subcontractors, servants, employees, licensees or invitees in connection with construction of the Site Improvements to be performed by or at the direction of Landlord under this Exhibit; provided, however, Landlord shall not be responsible for any such loss, damages, liability, costs or expenses which arise from the act or omission of Tenant, its agents, contractors, subcontractors, servants, employees, directors or officers. Notwithstanding the foregoing, in no event shall Landlord be responsible for any lost profits or consequential damages. The construction contract shall require the general contractor to indemnify, defend and save Landlord and its agents, servants, employees, contractors, officers and directors harmless from any and all loss, damages, liability, costs and expenses including, but not limited to, reasonable attorneys fees, and all other sums which Landlord, its agents, servants, employees, contractors, subcontractors, officers and directors may pay or become obligated to pay, on account of any claim or assertion of liability arising or alleged to have arisen out of any act or omission of general contractor or its agents, subcontractors, or employees in connection with the construction of the Tenant's Building on the Premises; provided, however, the general contractor shall not be responsible for any loss, damage, liability, cost or expenses which arise from the negligence or willful misconduct of Landlord, its agents, servants, employees or officers. Notwithstanding the foregoing, in no event shall the general contractor be responsible for any lost profits or consequential damages, except as may be otherwise set forth in the construction contract.

      (b) Notwithstanding the foregoing, but in no event sooner than one hundred sixty (160) days after the Phase One Work has been completed, if the Certificate of Occupancy will not issue by reason of work done, or failed to be done, by Landlord (and not because of the manner in which Tenant shall have done its work), or by reason of any condition of the Shopping Center that is not under Tenant's control, then it shall be the responsibility of Landlord to remedy the situation so as to enable Tenant to secure the Certificate of Occupancy, the same shall constitute a Landlord Delay and the Rent Commencement Date shall be delayed by one (1) day for each day that Tenant is delayed from opening as a result thereof. Landlord shall pay to Tenant an amount equal to $500 for each day of Landlord Delay.

      (c) Landlord and Tenant shall each maintain or cause to be maintained in force a commercial public liability policy or policies of insurance written by one or more responsible insurance carriers licensed to do business in the state where the Premises are located insuring against liability for injury to and/or death of any person and/or damage to property of any person or persons in connection with the construction of the Site Improvements to be performed by Landlord pursuant to this Agreement, and as to Tenant, the construction of the Tenant's Building, in each case with single limit liability coverage of not less than $1,000,000.00 (plus umbrella coverage for an additional $1,000,000.00). Such policy or policies shall name the other party (and Landlord's mortgagee or Lender) as an additional insured. Each party agrees to deliver to the other a certificate of insurance evidencing the existence of such policy or policies of insurance. Such certificate will provide that such insurance will not be canceled or materially amended unless thirty (30) days' prior written notice of such cancellation or amendment is given to the other and shall contain a waiver of subrogation clause.

      (d) The contract with the general contractor shall require the general contractor to be maintain in force a commercial general liability policy or policies of insurance written by one or more responsible insurance carriers licensed to do business in the state where the Premises are located insuring against liability for injury to and/or death of any person and/or damage to property of any person or persons in connection with the construction of the Tenant's Building and leasehold improvements, in each case with single limit liability coverage of not less than $1,000,000.00 (plus umbrella coverage for an additional $1,000,000.00). Such policy or policies shall name Landlord, and Landlord's Lender or mortgagee as an additional insured. Each party agrees to deliver to the other a certificate of insurance evidencing the existence of such policy or policies of insurance. Such certificate will provide that such insurance will not be canceled or materially amended unless thirty (30) days' prior written notice of such cancellation or amendment is given to the other and shall contain a waiver of subrogation clause.

                                   EXHIBIT C
                                   ---------

                       FORM OF FIRST AMENDMENT TO LEASE


  THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made this ______ day of ______________, 1997 between ____________________________, a
______________________________ ("Landlord"), and SILVER DINER DEVELOPMENT, INC.
, a Virginia corporation ("Tenant").


                                R E C I T A L S
                                - - - - - - - -

  A. Landlord and Tenant executed that certain Lease dated ___________________ (collectively referred to herein with all amendments and agreements regarding that certain Lease as the "Lease") with respect to certain Premises located - ___________________, all as more particularly described in the Lease. All terms and definitions used in this Amendment not herein defined are to be given the definition of the term as provided in the Lease, unless specifically stated otherwise.

  B. Section 2(c) of the Lease requires that the Landlord and Tenant execute this Amendment to establish the Rent Commencement Date and the Lease Expiration Date.

  NOW, THEREFORE, in consideration of the foregoing, TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and confessed, Landlord and Tenant hereby agree as follows:

      (a) The Lease Commencement Date is the __ day of _________, 199_, the Rent Commencement Date is the ___ day of __________, 199__ and the Lease Expiration Date is the ___ day of __________, ____.

      (b) Except as hereby amended, the Lease shall remain unchanged in full force and effect. If there is any conflict between the terms and provisions of the Lease and the terms and provisions of this Amendment, this Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    TENANT
                                    ------

                        SILVER DINER DEVELOPMENT, INC.
                            a Virginia corporation

WITNESS:


_________________________  By:_____________________________
Name:____________________  Name:___________________________
Title:___________________  Title: _________________________



                                   LANDLORD
                                   --------

                         ________________________________


                         By: ____________________________
                             ____________________________

WITNESS:


_________________________  By:_____________________________
Name:____________________  Name: __________________________
Title:___________________  Title: _________________________

________________________  )
                          ) ss:
                          )


     Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me _________________________, _____________________ of SILVER DINER DEVELOPMENT, INC. personally well known to me and acknowledged that he executed the annexed Lease as the corporate act and deed of SILVER DINER DEVELOPMENT, INC.

     WITNESS my hand and official seal on _____________, 199__.


                                          ____________________[SEAL]
                                          Notary Public

My commission expires:

________________________  )
                          ) ss:
________________________  )


     Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me _________________________, _______________________ of __________________________ personally well known to me and acknowledged that he executed the annexed Lease as the act and deed of__________________________________________________________________.


     WITNESS my hand and official seal on _____________, 199__.


                                          ____________________[SEAL]
                                          Notary Public

My commission expires:

                                   EXHIBIT D
                                   ---------

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT


     THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT is made and entered into as of the ____ day of _________, 199__, by and among ___________________________, a ______________________________ ("Landlord");
_____________________________________, a _______________ corporation ("Tenant");
_____________________, a _____________________ ("Mortgagee"); and
_____________________ and _______________________ ("Trustees").


                                   RECITALS:
                                   --------

     A. Landlord is the owner in fee simple of the real property in _______________________ described in Exhibit A attached hereto ("Land").
                                     ---------

     B. Mortgagee is the owner of the beneficial interest under that certain deed of trust dated _____________, 199__, encumbering the Land to the Trustees, and recorded in the records of the Clerk of the Circuit Court of ____________________, _______________ in Deed Book _______ at Page _____ (the
"Mortgage").

     C. Pursuant to that certain Lease dated ______________, 199_ the "Lease"), Tenant has leased from Landlord the Land (the Land, together with all improvements now or hereinafter situated thereon are collectively referred to as the "Premises"). The Premises are more particularly described in the Lease, a true copy of which as executed by Landlord and Tenant has been delivered to Mortgagee.

     D. Tenant and Mortgagee desire to confirm certain understandings with respect to the Lease and the Mortgage, and Landlord desires to join herein to evidence its agreement to the provisions hereof.

     NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereby agree as follows:

     1.   Approval of Lease.  Mortgagee hereby approves the execution of the
          -----------------
Lease by Landlord and Tenant.

     2.   Nondisturbance; No Joinder.  So long as Tenant is not in default
          --------------------------
(beyond any period granted to Tenant to cure such default) in the payment of rent or Additional Rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed:

          (a) Tenant's possession of the Premises and Tenant's rights, options and privileges under the Lease, or under any extensions thereof effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by Mortgagee, and Tenant's occupancy of the Premises shall not be disturbed by Mortgagee for any reason whatsoever during the Term of the Lease or any such extensions or renewals thereof; and

          (b) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

     3.   Attornment.  If Mortgagee succeeds to the interest of Landlord in the
          ----------
Lease by reason of foreclosure, dispossession or other proceedings brought by Mortgagee, or by any other manner, Tenant shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the Term thereof and any extensions thereof effected in accordance with any option therefor in the Lease, with the same force and effect as if Mortgagee were the landlord under the Lease, and Tenant does hereby attorn to Mortgage as its landlord. Such attornment shall be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto, immediately upon Mortgagee's succeeding to the interest of Landlord under the Lease. In confirmation of such attornment, Tenant shall execute and deliver promptly any certificate or other instrument which Mortgagee may request; provided, that Tenant shall be under no obligation to pay Minimum Rent,
--------
Additional Rent or other sums payable under the Lease until Tenant receives written notice from Mortgagee that Mortgagee has succeeded to the interest of Landlord under the Lease or that Mortgagee has exercised any right under the Mortgage to collect such payments directly from Tenant. The respective rights and obligations of Tenant and Mortgagee upon such attornment shall be the same as set forth in the Lease. Such attornment shall also extend to the successors and assigns of Landlord including Mortgagee and all future or successor mortgagees.

     4.   Mortgagee's Succession.  If Mortgagee shall succeed to the interest of
          ----------------------
Landlord in the Lease, Mortgagee shall be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after Mortgagee's succeeding to the interest of Landlord in the Lease, have the same remedies against Mortgagee for the breach of any agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Mortgagee had not succeeded to the interest of Landlord; provided, that Mortgagee shall
                                               --------
not be --

          (i) bound by any termination, amendment, modification or surrender of the Lease without Mortgagee's written consent;

          (ii) bound by any payment in advance of Minimum Rent or Additional Rent for more than one month to any prior landlord (including Landlord), unless such advance payment is specifically required under the Lease; and

          (iii) liable for any act, omission or default of any prior landlord.

     5.   Subordination.  Subject to the provisions hereof, the Lease now is and
          -------------
shall continue to be subject and subordinate to the Mortgage, to any and all renewals and modifications thereof and to all advances made and to be made thereunder, so long as no such renewal or modification shall increase any obligation of Tenant or shall diminish any obligation of Mortgagee or Landlord hereunder or under the Lease. Any such renewal or modification shall nevertheless be subject to and entitled to the benefits of the terms of this Agreement and no further instrument of subordination shall be required. Such subordination shall be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto.

     6.   No Oral Modifications.  This Agreement may not be modified orally or
          ---------------------
in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

     7.   Benefit and Burden.  All provisions and covenants in this Agreement
          ------------------
shall be deemed to touch and concern and run with the Land. This Agreement shall inure to the benefit of, be enforceable by and be binding upon the parties hereto and their respective successors and assigns, including as a successor in the case of Mortgagee any purchaser at a foreclosure sale. The word "Mortgagee" shall include the original Mortgagee named herein and any of its successors and assigns, including any person or entity succeeding to Landlord's interest in the Land or the Lease upon foreclosure of the Mortgage. The word "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Land by voluntary deed, assignment or other disposition or transfer in lieu of foreclosure.

     8.   Lease Defined.  The word "Lease" as used herein shall be deemed to be
          -------------
the Lease as originally executed by Landlord and Tenant, as amended or modified by written agreements hereafter made, from time to time, between the Landlord and Tenant and consented to by Mortgagee.

     9.   Applicable Law; Gender.  This Agreement shall be construed according
          ----------------------
to the laws of the State of New Jersey. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense so requires.

     10.  Trustee.  Mortgagee hereby authorizes the Trustee to execute this
          -------
Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.



                                          By:
                                             ---------------------------
                                              Robert T. Giaimo
                                              President



                                          ______________________________
                                          By: __________________________
                                              __________________________


                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________



                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________



                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________

_____________________________
____________________)
____________________)
____________________) ss:


     Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me __________________________ of _________________ personally well known to me and acknowledged that he executed the Agreement as the corporate act and deed of SILVER DINER DEVELOPMENT, INC.

     WITNESS my hand and official seal on _____________, 199__.


                                          ____________________[SEAL]
                                          Notary Public

My commission expires:

____________________)
____________________)
____________________) ss:

     Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me ________________________, _________________________ of _________________________, a
________________________ personally well known to me and acknowledged that he executed the Agreement as the corporate act and deed of __________________________ as general partner of __________________________.

     WITNESS my hand and official seal on _____________, 199__.


                                          ____________________[SEAL]
                                          Notary Public

My commission expires:



____________________)
____________________)
____________________) ss:


     Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me __________________________ of
_________________ personally well known to me and acknowledged that he executed the Agreement as the corporate act and deed of
__________________________________.

     WITNESS my hand and official seal on _____________, 199__.


                                          ____________________[SEAL]
                                          Notary Public

My commission expires:


____________________)
____________________)
____________________) ss:


     Before me, a Notary Public in and for the jurisdiction aforesaid, on this date personally appeared before me__________________________ of
_________________ personally well known to me and acknowledged that he executed the Agreement as the corporate act and deed of
__________________________________.

     WITNESS my hand and official seal on _____________, 199__.


                                          ____________________[SEAL]
                                          Notary Public

My commission expires:

                                  EXHIBIT D-1


             RECOGNITION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS RECOGNITION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is made and entered into as of this ____ day of _______________, 1999, by and between SILVER DINER DEVELOPMENT, INC. (hereinafter referred to as "Silver Diner"), whose address is Corporate Office (Rear Entrance) 11806 Rockville Pike, Rockville, Maryland 20852; ______________________ a ____________ (hereinafter referred to as "Prime Lessor"), whose address is 66 Canal Center Plaza, 7th Floor, Alexandria, Virginia 22314, and ____________________________., a __________________ (hereinafter referred to as
"Landlord"), whose address is ___________________________________.

                        PRELIMINARY STATEMENT OF FACTS:


     A. Prime Lessor is the owner of a certain tract of land comprised of approximately ___ acres in the City of Virginia Beach, Virginia, which property is known as ______________________, as legally described on Exhibit A-1 attached hereto (the "Ground Leased Property") .

     B. Landlord is the ground lessee of the Ground Leased Property pursuant to that certain Ground Lease between Landlord, as ground lessee, and Prime Lessor, as ground lessor, dated as of _______ (the "Shopping Center Ground Lease").

     C. Silver Diner is a lessee of a portion of the Ground Leased Property, to be known as Store Number __ ("Silver Diner Premises"), and which is shown on the Site Plan attached as Exhibit B, pursuant to that certain Lease Agreement dated _________, 1999 between Silver Diner, as Tenant, and Landlord, as Landlord, (the "Silver Diner Lease").

     D. As a condition to Silver Diner entering into the Silver Diner Lease, Silver Diner has required that Prime Lessor (i) recognize the Silver Diner Lease, (ii) agree and consent to the terms of the Silver Diner Lease, and (iii) agree that Silver Diner's rights and privileges under the Silver Diner Lease, and its possession of the Silver Diner Premises, shall not be terminated, diminished or interfered with by Prime Lessor in the exercise of any of Prime Lessor's rights under the Shopping Center Ground Lease.

  NOW, THEREFORE, in consideration of the sum of One and 00/100 Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, all parties hereto agree as follows:

     1.RECOGNITION AND NON-DISTURBANCE. Prime Lessor hereby recognizes, agrees, and consents to the terms and provisions of the Silver Diner Lease and agrees that Silver Diner's rights and privileges under the Silver Diner Lease, and its possession of the Silver Diner Premises, shall not be terminated, diminished or interfered with by Prime Lessor in the exercise of any of Prime Lessor's rights under the Shopping Center Ground Lease or, notwithstanding anything to the contrary contained in the Shopping Center Ground Lease, as a result of the termination or the expiration by its terms of the Shopping Center Ground Lease. Prime Lessor agrees not to join Silver Diner as a party defendant in any action or proceeding terminating the Shopping Center Ground Lease unless such joinder is necessary to terminate the Shopping Center Ground Lease and then only for such purpose and not for the purpose of terminating the Silver Diner Lease.

     2.ATTORNMENT. If the Shopping Center Ground Lease is terminated by Prime Lessor or expires by its terms (the "Termination"), Silver Diner shall be bound to Prime Lessor under all of the terms, covenants, and conditions of the Silver Diner Lease for the balance of the Term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefore in the Silver Diner Lease, and Silver Diner does hereby attorn to Prime Lessor as its landlord and its successors and assigns including mortgagees, said attornment to be effective and self-operative immediately without the execution of any further instruments on the part of either Silver Diner or Prime Lessor. From and after such attornment, Prime Lessor shall be bound to Silver Diner under all of the terms, covenants, and conditions of the Silver Diner Lease as a direct deed of Lease with the same force and effect as if originally entered into between Silver Diner and Prime Lessor; provided, however, that Silver Diner shall be under no obligation to pay rent to Prime Lessor until Silver Diner receives written notice from Prime Lessor that Prime Lessor has terminated the Shopping Center Ground Lease, in which case Prime Lessor further agrees to indemnify, defend, protect and hold Silver Diner harmless from any liability it may suffer as a result of compliance with Prime Lessor's written instructions to pay rent.

     3.PRIME LESSOR NOT BOUND BY CERTAIN ACTS OF LANDLORD. Following any Termination of the Shopping Center Ground Lease, Prime Lessors shall not be:

          (a) personally liable for any act or omission of any prior landlord (including Landlord) unless such act or omission is of a continuing nature and Prime Lessor had notice of such act or omission prior to the Termination; provided, however, that the foregoing shall not be enforced or construed to, or limit Silver Diner's right to obtain injunctive relief regarding any term, covenant or condition in the Silver Diner Lease, or to preclude Silver Diner from exercising or obtaining any other right or remedy which may be accorded Silver Diner arising out of or resulting from any prior landlord's default under the Silver Diner Lease;

          (b) personally liable for either prepaid rent or additional rent for more than one (1) month in advance or any security deposit paid and not delivered or credited to Prime Lessor; or

          (c) bound by any amendment or modification of the Silver Diner Lease made without its consent; provided, however, that Prime Lessor agrees it shall not unreasonably delay, condition or withhold its consent unless such amendment either materially increases landlord's obligations or materially decreases landlord's rights under the Silver Diner Lease.

     4. SUBORDINATION OF FUTURE FEE MORTGAGES. In the event either Prime Lessor or Landlord desires the Silver Diner Lease to become subordinate to any future mortgage, deed of trust, or security interest ("Mortgage") affecting the Ground Leased Property granted subsequent to the date hereof, Silver Diner shall execute a subordination, non-disturbance and attornment agreement substantially in the form attached hereto as Exhibit D (or containing only non-material changes that do not in any way diminish the protection or benefits accorded to Silver Diner under such agreement), which to be effective must be signed by the holder of any note or obligation secured by such Mortgage (the "SNDA"). In the event of a conflict or inconsistency between the provisions of this Agreement and the provisions of the SNDA, the provisions of the SNDA shall control.

     5. ACCESS. Notwithstanding anything contained in the Shopping Center Ground Lease to the contrary, Prime Lessor acknowledges that Prime Lessor's access to the Silver Diner Premises and the improvements located thereon shall be subject to all terms and conditions of the Silver Diner Lease.

     6. AMENDMENT. This Agreement may not be modified orally or in any manner other than by a written instrument signed by the parties hereto or their successors in interest.

     7. SUCCESSORS AND ASSIGNS. This Agreement and each and every covenant, agreement and other provision hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, administrators, representatives, successors and assigns.

     8. CHOICE OF LAW. This Agreement is made and executed under and in all respects is to be governed by and construed in accordance with the laws of the state where the Silver Diner Premises is located.

     9. CAPTIONS AND HEADINGS. The captions and headings of the various sections of this Agreement are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

     10. NOTICE. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing to the addresses as set forth above, or to such other place any party hereto may by notice in writing designate, and such notice shall be deemed to have been given as of the date such notice is (i) delivered to the party intended, (ii) delivered to the current address of the party intended, or (iii) rejected at the current address of the party intended, provided such notice was prepaid. All notices shall be given by (a) personal delivery (including a reputable overnight courier service), or (b) certified mail, return receipt requested, postage prepaid.

  IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed as of the date first above written.



                               Silver Diner,  Inc.


                               By:_____________________

                               Name:___________________

                               Title:__________________


                               Prime Lessor

                               ------------------------

                               By:_____________________

                               Name:___________________

                               Title:__________________


                               LANDLORD

                               ------------------------

                               By:_____________________

                               Name:___________________

                               Title:__________________

County of _____________________)
                               )  to wit:
State of ______________________)

  I hereby certify that on this ____ day of ____________, 1997, before the subscriber, a notary public in and for the jurisdiction aforesaid, personally appeared __________________ of *1*, and acknowledged that he/she executed the foregoing agreement for the purposes therein contained and acknowledged the same to be his/her act and deed on behalf of such corporation.

  Witness my hand and notaries seal.




[Notaries Seal]                    _________________________________________
                                   Notary Public

Commission Expiration:  ______________________



County of ______________________)
                                )  to wit:
State of _______________________)

  I hereby certify that on this ____ day of ____________, 1997, before the subscriber, a notary public in and for the jurisdiction aforesaid, personally appeared __________________ of Commonwealth Atlantic Land V Inc., a Virginia corporation, and acknowledged that he/she executed the foregoing agreement for the purposes therein contained and acknowledged the same to be his/her act and deed on behalf of such ________________.

  Witness my hand and notarial seal.



[Notarial Seal]                    _________________________________________
                                   Notary Public

Commission Expiration:  ______________________

County of ______________________)
                                )  to wit:
State of _______________________)

  I hereby certify that on this ____ day of ____________, 1997, before the subscriber, a notary public in and for the jurisdiction aforesaid, personally appeared __________________ of _____________________, and acknowledged that he/she executed the foregoing agreement for the purposes therein contained and acknowledged the same to be his/her act and deed on behalf of such
________________.

  Witness my hand and notarial seal.

[Notarial Seal]                    _________________________________________
                                   Notary Public

Commission Expiration:  ______________________

                                   EXHIBIT E

                              PERMITTED EXCEPTIONS

NEEDS TO BE REVIEW BY BANK.

                                   EXHIBIT F

                           Form of Letter of Credit

                                    [BANK]

                                 ACCOUNT PARTY

                       Silver Diner Limited Partnership

TO: BENEFICIARY

                                    AMOUNT:
                                  $500,000.00
                        (Five Hundred Thousand Dollars)

                      EXPIRATION DATE: _________________

Sirs:

     We hereby open our irrevocable Letter of Credit in your favor for an amount of USD $500,000.00 available to you against presentation of your draft at sight drawn on ________________ [Bank] bearing the clause "Drawn under [Bank] Letter of Credit No. ______ dated __________, 19__, and accompanied by the following documents:

     1.   This Letter of Credit No. ________ and its amendments, if any; and

     2. A statement signed by the President or Vice President of ___________ stating that the draw under the Letter of Credit is made pursuant to the provisions of Section ______ of that certain Lease Agreement between Silver Diner Limited Partnership and ______________________ dated as of _________ and the amount of the draw.

     Partial draws are permitted and this Letter of Credit shall remain in effect subsequent to a partial draw, but the face amount hereof shall be reduced by the amount of any and all partial draws.

     This Letter of Credit sets forth in full the terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any documents, instruments or agreements referred to herein or in which this Letter of Credit is referred to or to which this letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

     We hereby agree that drafts drawn and presented in compliance with the terms of this Letter of Credit shall be duly honored upon due presentation if presented on or before the expiration date.

     This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No. 400.

                                               Very truly yours,



                                               ________________________
                                               Authorized Signature

                                       2